Exhibit 99.2
Unaudited
Financial Supplement
March 31, 2006
Table of Contents

Quarterly and Year-to-Date Financial Trends
Consolidated Financial Highlights	3-4
Consolidated Statements of Income	5
Consolidated Period-End Balance Sheets	6
Consolidated Average Balance Sheets	7
Selected Average Balances	8
Selected Period-End Balances	9
Securitized Balances	10
Average Balances/Net Interest Income/Rates	11-13
Stockholder Data	14
Interest Rate Risk Measures	14
Capitalization	15
Noninterest Income	16
Noninterest Expense	16
Deposit Service Charges	17
Card-Related Fees	17
Salaries, Benefits, and Other Personnel Expense	18
Full-Time Equivalent Employees by Line of Business	18
NCM and First Franklin Full-Time Equivalent Employess	18
Credit Quality Statistics	19-21
Ten Largest Nonperforming Assets	21
Commercial Loan Industry Concentration	21
Consumer and Small Business Financial Services Performance Measures	22
Asset Management Performance Measures	23
Loan Sale and Servicing Revenue	24
NCM Loan Sale Data	25
NCM Loan Servicing Data	26
First Franklin Loan Sale and Servicing Data	27
First Franklin Portfolio Statistics	28
Home Equity Sale and Servicing Portfolio Data	29
Home Equity Portfolio Data	30
Line of Business Results	31-35

Monthly Financial Trends
Consolidated Selected Average Balances	36
Capitalization	37
Full-Time Equivalent Employees By Line of Business	37
Consumer and Small Business Financial Services Performance Measures	38
Asset Management Performance Measures	39
Mortgage Banking Statistics	39
First Franklin Loan Origination and Portfolio Statistics	40

Table of Contents (continued)
FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES
Changes to this Financial Supplement are as follows:
Loan Sale Revenue and Loan Servicing Revenue
Loan sale revenue and loan servicing revenue, for all loan types, are now reported as separate lines in the income statement. In prior years, income from mortgage loan and servicing activities was included in mortgage banking revenue. Sale and servicing revenue from other types of loans were presented within credit card fees or other noninterest income. Prior period results have been reclassified to conform with the current presentation. The specific line items affected by the reclassification are noted with an asterisk (*).
Financial Supplement pages related to loan sale and loan servicing activities have been updated to reflect these changes.
Mortgage Servicing Rights-Adoption of SFAS 156
Effective January 1, 2006, the Corporation elected fair value as the measurement method for its residential mortgage servicing rights. A cumulative-effect adjustment of $26 million pretax was recorded to increase the carrying value of residential mortgage servicing rights to fair value as of the beginning of the year. On an ongoing basis, changes in the fair value of these MSRs will be recognized in earnings each period within loan servicing revenue on the income statement.
Dealer Finance Reclassification
Effective January 1, 2006, the Corporation implemented a change in the management and reporting of its dealer finance business. In prior periods, dealer finance was managed and reported as a unit of Consumer and Small Business Financial Services. In late 2005, the Corporation announced its plans to exit the indirect automobile lending business and management of the dealer finance business was realigned. Automobile floorplan lending is now reported within Wholesale Banking. Recreational finance lending is reported within National Consumer Finance. The indirect automobile business, which is now in run-off, is reported within Parent and Other. Prior period results have been reclassified to conform with the current presentation.
Line of Business — page 31
Net income results for National City Warehouse Resources and National Recreational Finance have been combined into an “Other” category and are disclosed separately within National Consumer Finance.

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

EARNINGS
Tax-equivalent interest income	$2,153	$2,113	$2,034	$1,865	$1,751	$1,727	$1,601	$1,387	$1,338
Interest expense	969	921	827	694	594	509	424	335	325

Tax-equivalent net interest income	1,184	1,192	1,207	1,171	1,157	1,218	1,177	1,052	1,013
Provision for credit losses	27	132	56	26	70	81	98	61	83

Tax-equivalent NII after provision for credit losses	1,157	1,060	1,151	1,145	1,087	1,137	1,079	991	930
Fees and other income	644	768	748	976	785	1,442	1,021	849	1,109
Securities gains (losses), net	12	9	(1)	5	14	11	3	5	—
Noninterest expense	1,142	1,271	1,158	1,181	1,145	1,247	1,211	1,049	965

Income before taxes and tax-equivalent adjustment	671	566	740	945	741	1,343	892	796	1,074
Income taxes	204	161	254	311	250	376	293	272	357
Tax-equivalent adjustment	8	7	8	9	7	7	8	5	7

Net income	$459	$398	$478	$625	$484	$960	$591	$519	$710

Effective tax rate	30.8%	28.6%	34.8%	33.2%	34.1%	28.1%	33.2%	34.4%	33.5%

PER COMMON SHARE
Net income:
Basic	$.75	$.65	$.75	$.98	$.75	$1.48	$.88	$.84	$1.17
Diluted	.74	.64	.74	.97	.74	1.46	.86	.83	1.16
Dividends paid	.37	.37	.37	.35	.35	.35	.35	.32	.32
Book value	20.69	20.51	20.54	20.42	19.82	19.80	18.98	16.86	16.25
Market value (close)	34.90	33.57	33.44	34.12	33.50	37.55	38.62	35.01	35.58
Average shares:
Basic	611.9	618.2	635.9	636.9	643.0	652.9	663.3	619.1	605.9
Diluted	619.7	625.4	644.7	644.1	652.5	666.3	677.1	625.5	612.6

PERFORMANCE RATIOS
Return on average common equity	14.91%	12.57%	14.59%	19.65%	15.35%	29.71%	19.00%	20.13%	29.58%
Return on average total equity	14.92	12.59	14.61	19.66	15.37	29.72	19.01	20.13	29.58
Return on average assets	1.33	1.10	1.31	1.80	1.42	2.77	1.76	1.80	2.61
Net interest margin	3.81	3.74	3.72	3.76	3.78	4.01	3.97	4.03	4.11
Efficiency ratio	62.50	64.85	59.25	55.03	58.94	46.85	55.11	55.15	45.50

LINE OF BUSINESS (LOB) RESULTS(1)
Net Income:
National City Mortgage	($69)	$20	$26	$153	$85	$13	$139	$17	$273
National Consumer Finance	125	132	131	154	162	137	171	182	169

Total mortgage businesses	56	152	157	307	247	150	310	199	442

Rest of National City (RONC):
Consumer and Small Business Financial Services	178	162	171	153	140	159	151	148	133
Wholesale Banking	205	193	206	194	183	194	168	165	141
Asset Management	23	14	19	26	21	18	26	64	25
National Processing	—	—	—	—	—	(9)	17	14	12
Parent and Other	(3)	(123)	(75)	(55)	(107)	448	(81)	(71)	(43)

Total RONC	403	246	321	318	237	810	281	320	268

Total Consolidated National City Corporation	$459	$398	$478	$625	$484	$960	$591	$519	$710

LOB Contribution to Diluted Earnings Per Share:
National City Mortgage	($.11)	$.03	$.04	$.24	$.13	$.01	$.20	$.02	$.45
National Consumer Finance	.20	.21	.20	.24	.25	.20	.25	.29	.28

Total mortgage businesses	.09	.24	.24	.48	.38	.21	.45	.31	.73

Rest of National City (RONC):
Consumer and Small Business Financial Services	.29	.26	.27	.23	.22	.24	.22	.24	.22
Wholesale Banking	.33	.31	.32	.30	.28	.29	.25	.26	.23
Asset Management	.04	.02	.03	.04	.03	.03	.04	.10	.04
National Processing	—	—	—	—	—	(.01)	.02	.02	.02
Parent and Other	(.01)	(.19)	(.12)	(.08)	(.17)	.70	(.12)	(.10)	(.08)

Total RONC	.65	.40	.50	.49	.36	1.25	.41	.52	.43

Total Consolidated National City Corporation	$.74	$.64	$.74	$.97	$.74	$1.46	$.86	$.83	$1.16

(1)	See pages 31-35 for more detail on Line of Business results

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

CREDIT QUALITY STATISTICS
Net charge-offs	$121	$138	$83	$72	$87	$104	$97	$63	$82
Provision for credit losses	27	132	56	26	70	81	98	61	83
Loan loss allowance	1,001	1,094	1,108	1,125	1,179	1,188	1,178	1,028	1,011
Lending-related commitment allowance	79	84	88	100	93	100	127	117	115
Nonperforming assets	647	596	585	572	578	563	628	544	606
Annualized net charge-offs to average portfolio loans	.46%	.52%	.30%	.27%	.35%	.41%	.41%	.30%	.42%
Loan loss allowance to period-end portfolio loans	.98	1.03	1.02	1.05	1.15	1.19	1.21	1.21	1.26
Loan loss allowance to nonperforming portfolio loans	207.14	223.11	230.08	238.64	245.11	256.92	234.48	234.09	200.41
Loan loss allowance (period-end) to annualized net charge-offs	204.29	199.42	336.67	391.50	330.46	290.31	302.46	407.33	305.75
Nonperforming assets to period-end portfolio loans and other nonperforming assets	.63	.56	.54	.53	.56	.56	.64	.64	.76

CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)	7.43%	7.43%	7.68%	7.96%	7.91%	8.25%	8.23%	9.02%	9.36%
Total risk-based capital(1)	10.36	10.54	10.78	11.20	11.25	11.79	11.86	13.07	13.67
Leverage(1)	6.94	6.83	7.03	7.36	7.22	7.31	7.35	7.90	8.19
Period-end equity to assets	9.00	8.86	8.80	9.02	8.97	9.18	9.14	8.82	8.83
Period-end tangible common equity to assets (2)	6.70	6.57	6.57	6.75	6.65	6.83	6.71	7.64	7.88
Average equity to assets	8.94	8.78	8.95	9.13	9.23	9.31	9.24	8.94	8.81
Average equity to portfolio loans	11.83	11.79	11.98	12.16	12.62	12.96	12.95	12.50	12.20
Average portfolio loans to deposits	127.05	126.68	127.88	130.12	124.24	118.81	115.64	114.14	120.41
Average portfolio loans to core deposits	155.09	156.15	158.32	154.90	150.92	145.55	141.36	132.88	135.63
Average portfolio loans to earning assets	84.71	83.41	83.59	84.13	82.45	81.54	80.57	79.26	80.09
Average securities to earning assets	6.20	6.00	5.75	6.21	6.67	7.44	7.79	6.01	6.27

AVERAGE BALANCES
Assets	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$116,027	$109,599
Portfolio loans	105,431	106,433	108,386	104,908	101,283	99,127	95,425	82,942	79,154
Loans held for sale or securitization	8,826	11,172	11,570	10,109	11,502	11,503	11,861	13,910	12,323
Securities (at cost)	7,719	7,657	7,450	7,746	8,195	9,044	9,230	6,290	6,197
Earning assets	124,459	127,608	129,659	124,691	122,847	121,574	118,433	104,646	98,828
Core deposits	67,979	68,160	68,462	67,728	67,109	68,105	67,506	62,420	58,360
Purchased deposits and funding	55,105	58,661	59,567	55,859	54,713	53,030	49,907	40,080	38,253
Total equity	12,468	12,549	12,980	12,752	12,779	12,847	12,359	10,370	9,659

PERIOD-END BALANCES
Assets	$140,231	$142,397	$146,750	$144,143	$140,982	$139,414	$136,615	$117,180	$111,544
Portfolio loans	102,269	106,039	108,910	106,808	102,932	100,271	97,554	84,630	80,001
Loans held for sale or securitization	11,779	9,667	11,942	11,539	11,639	12,430	10,745	12,467	12,478
Securities (at fair value)	7,609	7,875	7,568	7,694	8,085	8,765	9,338	6,159	6,540
Core deposits	69,884	68,408	67,738	67,922	68,336	67,297	67,003	61,851	60,030
Purchased deposits and funding	52,879	56,564	61,839	58,639	55,274	55,282	52,535	41,473	37,343
Total equity	12,623	12,613	12,920	13,002	12,643	12,804	12,492	10,335	9,854

(1)	First quarter 2006 regulatory capital ratios are based upon preliminary data

(2)	Excludes goodwill and other intangible assets

Unaudited
National City Corporation
CONSOLIDATED STATEMENTS OF INCOME
($ in thousands, except per share data)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Interest Income:
Loans	$2,010,826	$1,977,690	$1,904,666	$1,736,785	$1,619,969	$1,573,283	$1,459,677	$1,290,360	$1,236,901
Securities:
Taxable	89,988	85,291	81,689	86,041	89,776	100,509	103,590	65,332	69,293
Exempt from Federal income taxes	6,857	7,205	7,377	7,538	8,389	8,106	7,820	8,544	8,199
Dividends	1,351	2,424	2,420	2,436	1,577	2,104	2,882	740	180
Federal funds sold and security resale agreements	3,994	4,165	3,977	2,070	2,054	2,283	1,668	1,505	729
Other investments	32,064	27,615	26,407	22,107	22,151	34,490	17,621	13,757	16,430

Total interest income	2,145,080	2,104,390	2,026,536	1,856,977	1,743,916	1,720,775	1,593,258	1,380,238	1,331,732

Interest Expense:
Deposits	537,053	494,185	439,887	357,827	312,702	275,894	230,042	201,650	188,545
Federal funds borrowed and security repurchase agreements	59,207	72,887	61,801	37,551	37,654	30,651	25,778	19,664	18,004
Borrowed funds	22,500	27,869	19,037	14,492	6,498	5,384	3,794	3,101	2,958
Long-term debt	350,025	325,990	306,175	284,428	237,088	197,420	164,343	110,303	115,804

Total interest expense	968,785	920,931	826,900	694,298	593,942	509,349	423,957	334,718	325,311

Net interest income	1,176,295	1,183,459	1,199,636	1,162,679	1,149,974	1,211,426	1,169,301	1,045,520	1,006,421
Provision for credit losses	27,043	131,868	55,452	25,827	70,447	81,545	98,432	60,788	82,507

Net interest income after provision for credit losses	1,149,252	1,051,591	1,144,184	1,136,852	1,079,527	1,129,881	1,070,869	984,732	923,914

Noninterest Income:
Loan sale revenue*	144,096	193,139	157,881	258,485	198,851	152,878	201,659	267,817	256,351
Loan servicing revenue*	(44,053)	32,535	65,429	187,756	113,659	21,721	190,013	(52,029)	341,290
Deposit service charges	183,476	196,235	193,108	171,801	160,829	174,227	172,526	161,549	147,353
Payment processing revenue	89	344	440	413	374	22,123	132,931	131,944	121,619
Trust and investment management fees	73,055	71,560	72,986	78,379	73,087	72,406	73,146	79,803	75,576
Card-related fees*	35,492	32,735	36,293	33,919	25,752	27,129	27,125	26,036	23,254
Brokerage revenue	33,565	41,173	35,252	43,590	39,418	45,107	34,343	34,167	32,252
Leasing revenue	60,166	58,534	65,758	68,952	74,071	81,281	87,522	5,828	5,776
Other *	158,045	141,922	120,383	132,875	99,314	844,663	102,122	194,329	105,370

Total fees and other income	643,931	768,177	747,530	976,170	785,355	1,441,535	1,021,387	849,444	1,108,841
Securities gains (losses), net	11,716	9,083	(1,107)	4,858	14,253	10,649	2,989	5,197	139

Total noninterest income	655,647	777,260	746,423	981,028	799,608	1,452,184	1,024,376	854,641	1,108,980

Noninterest Expense:
Salaries, benefits, and other personnel	640,639	659,085	654,313	635,387	611,465	652,070	630,482	557,870	522,527
Equipment	78,798	80,630	70,971	75,880	75,990	91,746	72,955	68,843	66,323
Net occupancy	73,490	71,794	71,136	72,087	100,630	68,527	66,044	59,476	59,959
Third-party services	78,790	96,693	80,654	79,995	75,049	102,717	91,741	82,035	73,805
Card processing	6,686	5,754	5,297	5,198	4,847	13,488	58,969	60,396	57,543
Marketing and public relations	28,268	65,498	31,558	39,288	28,189	33,645	29,640	29,858	22,260
Leasing expense	43,105	45,010	24,649	52,735	56,575	57,068	63,097	1,883	3,637
Other	192,536	246,636	219,473	220,823	192,021	227,009	198,386	188,275	159,363

Total noninterest expense	1,142,312	1,271,100	1,158,051	1,181,393	1,144,766	1,246,270	1,211,314	1,048,636	965,417

Income before income tax expense	662,587	557,751	732,556	936,487	734,369	1,335,795	883,931	790,737	1,067,477
Income tax expense	203,780	159,622	254,725	311,360	250,227	375,990	293,216	271,691	357,109

Net income	$458,807	$398,129	$477,831	$625,127	$484,142	$959,805	$590,715	$519,046	$710,368

Net Income Per Common Share:
Basic	$.75	$.65	$.75	$.98	$.75	$1.48	$.88	$.84	$1.17
Diluted	.74	.64	.74	.97	.74	1.46	.86	.83	1.16

Average Common Shares:
Basic	611,910,838	618,227,109	635,857,605	636,882,733	643,004,817	652,948,959	663,338,716	619,097,523	605,916,791
Diluted	619,697,278	625,358,669	644,687,904	644,134,005	652,487,487	666,250,318	677,143,218	625,476,357	612,596,633

Memo:
Tax-equivalent net interest income	$1,183,780	$1,191,948	$1,207,110	$1,170,479	$1,156,937	$1,218,819	$1,176,642	$1,051,915	$1,012,951
Net income available to common stockholders	458,392	397,714	477,416	624,734	483,749	959,412	590,322	519,046	710,368

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
CONSOLIDATED PERIOD-END BALANCE SHEETS
($ in thousands)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Assets
Cash and demand balances due from banks	$3,288,577	$3,707,665	$3,707,932	$3,937,424	$3,651,704	$3,832,040	$3,629,582	$3,171,945	$3,386,459
Federal funds sold and security resale agreements	472,356	301,260	409,338	265,575	191,985	302,534	292,554	1,087,481	355,240
Securities available for sale, at fair value	7,609,199	7,874,628	7,568,403	7,694,298	8,085,276	8,764,956	9,337,745	6,159,413	6,540,449
Other investments	2,218,936	2,108,622	1,913,213	1,929,430	1,818,145	1,450,197	1,836,714	925,559	845,550
Loans held for sale or securitization:
Commercial	66,298	10,784	13,964	9,000	9,000	24,534	16,591	26,249	7,300
Commercial real estate	186,951	35,306	89,349	137,789	741,175	546,072	235,708	—	—
Residential real estate	8,709,827	9,192,282	11,831,802	10,976,873	10,888,793	11,859,715	10,492,391	12,440,540	12,470,720
Credit card	—	425,000	—	414,343	—	—	—	—	—
Home equity lines of credit	2,810,156	—	—	—	—	—	—	—	—
Student loans	5,765	3,758	6,431	1,176	—	—	—	—	—

Total loans held for sale or securitization	11,778,997	9,667,130	11,941,546	11,539,181	11,638,968	12,430,321	10,744,690	12,466,789	12,478,020
Portfolio loans:
Commercial	28,147,700	27,571,913	27,548,742	27,934,129	26,382,505	25,160,464	25,075,730	19,738,970	19,017,015
Commercial construction	3,434,287	3,366,774	3,149,020	3,112,916	2,921,411	2,922,921	2,894,973	2,284,178	2,188,177
Commercial real estate	11,969,954	12,407,576	12,132,712	11,787,695	11,931,676	12,193,394	12,024,140	11,014,482	9,893,169
Residential real estate	32,589,900	32,822,947	33,074,697	32,498,082	30,984,625	30,398,068	30,117,952	28,731,664	27,199,655
Home equity lines of credit	17,599,150	21,438,690	22,649,068	21,735,749	20,130,281	19,018,449	17,382,471	13,874,494	12,082,511
Credit card and other unsecured lines of credit	2,453,129	2,611,679	2,371,087	2,302,375	2,293,615	2,413,465	2,295,173	2,198,703	2,234,590
Other consumer	6,075,268	5,819,144	7,984,637	7,436,695	8,288,293	8,164,633	7,763,934	6,787,488	7,385,938

Total portfolio loans	102,269,388	106,038,723	108,909,963	106,807,641	102,932,406	100,271,394	97,554,373	84,629,979	80,001,055
Allowance for loan losses	(1,001,324)	(1,094,047)	(1,108,194)	(1,125,127)	(1,178,824)	(1,188,462)	(1,177,680)	(1,027,550)	(1,010,549)

Net portfolio loans	101,268,064	104,944,676	107,801,769	105,682,514	101,753,582	99,082,932	96,376,693	83,602,429	78,990,506
Properties and equipment	1,300,488	1,328,903	1,277,607	1,267,479	1,275,620	1,268,688	1,263,170	1,170,130	1,101,656
Equipment leased to others	706,779	696,327	758,325	865,476	961,814	1,050,787	1,165,681	34,508	39,178
Other real estate owned	151,376	97,008	92,411	90,578	90,062	89,362	107,296	95,470	92,331
Mortgage servicing rights	2,361,617	2,115,715	1,835,921	1,454,444	1,787,344	1,504,866	1,416,112	1,926,051	1,199,918
Goodwill	3,304,999	3,313,109	3,322,205	3,317,259	3,298,052	3,302,413	3,308,500	1,423,536	1,103,340
Other intangible assets	155,286	168,353	183,056	194,796	198,459	213,461	253,800	68,408	56,336
Derivative assets	642,234	772,918	785,764	983,019	910,956	885,541	1,210,692	876,243	1,550,552
Accrued income and other assets	4,972,103	5,300,800	5,152,489	4,921,966	5,320,326	5,235,838	5,671,388	4,171,623	3,804,443

Total Assets	$140,231,011	$142,397,114	$146,749,979	$144,143,439	$140,982,293	$139,413,936	$136,614,617	$117,179,585	$111,543,978

Liabilities
Deposits:
Noninterest bearing	$17,186,781	$17,429,227	$18,059,199	$18,756,679	$19,200,996	$18,652,502	$18,339,275	$17,448,186	$16,988,347
NOW and money market accounts	29,538,292	28,304,007	27,906,992	28,191,008	29,081,000	29,263,454	29,678,397	28,153,616	27,767,329
Savings accounts	2,105,325	2,147,022	2,222,831	2,369,628	2,459,455	2,552,990	2,580,343	2,560,288	2,425,914
Consumer time	21,053,803	20,527,784	19,548,914	18,604,907	17,594,106	16,828,303	16,404,590	13,689,154	12,848,588

Core deposits	69,884,201	68,408,040	67,737,936	67,922,222	68,335,557	67,297,249	67,002,605	61,851,244	60,030,178
Other	6,061,923	6,734,915	7,322,820	6,432,114	5,019,009	4,635,416	4,794,275	1,278,431	972,734
Foreign	5,470,495	8,843,036	8,357,477	8,784,996	7,335,170	14,021,942	5,078,531	9,906,414	6,210,322

Total deposits	81,416,619	83,985,991	83,418,233	83,139,332	80,689,736	85,954,607	76,875,411	73,036,089	67,213,234
Federal funds borrowed and security repurchase agreements	5,236,545	6,499,254	7,788,910	8,217,810	7,610,530	5,892,428	6,542,450	5,892,472	9,220,268
Borrowed funds	2,461,246	3,517,537	5,452,671	1,538,640	1,796,793	2,035,900	7,627,340	3,903,212	1,381,465
Long-term debt	33,648,686	30,969,616	32,917,618	33,665,675	33,512,583	28,695,992	28,492,599	20,492,392	19,557,891
Derivative liabilities	1,004,762	738,343	695,752	643,487	841,483	596,822	633,828	707,349	844,178
Accrued expenses and other liabilities	3,840,215	4,073,502	3,556,508	3,936,741	3,887,679	3,434,658	3,950,515	2,813,087	3,472,831

Total Liabilities	127,608,073	129,784,243	133,829,692	131,141,685	128,338,804	126,610,407	124,122,143	106,844,601	101,689,867
Stockholders’ Equity
Preferred stock	—	—	—	—	—	—	—	—	—
Common stock	2,439,965	2,460,191	2,515,572	2,546,862	2,551,086	2,586,999	2,633,092	2,451,521	2,426,239
Capital surplus	3,709,927	3,681,603	3,734,318	3,726,660	3,682,830	3,647,711	3,666,340	1,607,658	1,182,405
Retained earnings	6,522,324	6,459,212	6,630,213	6,649,450	6,362,731	6,468,231	6,105,769	6,234,266	6,176,988
Accumulated other comprehensive income	(49,278)	11,865	40,184	78,782	46,842	100,588	87,273	41,539	68,479

Total Stockholders’ Equity	12,622,938	12,612,871	12,920,287	13,001,754	12,643,489	12,803,529	12,492,474	10,334,984	9,854,111

Total Liabilities and Stockholders’ Equity	$140,231,011	$142,397,114	$146,749,979	$144,143,439	$140,982,293	$139,413,936	$136,614,617	$117,179,585	$111,543,978

Common Shares Outstanding	609,991,042	615,047,663	628,892,825	636,715,366	637,771,299	646,749,650	658,272,817	612,880,193	606,559,564
Memo:
Noninterest bearing mortgage escrow principal and interest (P&I) balances	$1,668,515	$1,950,932	$2,463,024	$2,680,606	$2,880,524	$2,912,598	$2,405,762	$2,325,648	$3,226,351
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances	1,595,216	1,220,905	1,493,832	1,404,605	1,271,150	1,129,641	1,425,109	1,165,704	1,041,688
Noninterest bearing mortgage escrow replacement reserve (NRR) balances	124,900	121,010	119,678	120,532	113,129	103,267	101,183	—	—
Interest bearing mortgage escrow replacement reserve (IRR) balances	131,239	141,288	129,176	136,386	154,546	128,103	122,322	—	—
Interest bearing home equity line of credit (HELOC) custodial balances	55,789	37,771	—	—	—	—	—	—	—
Noninterest bearing deposits excluding P&I, T&I, and NRR balances	13,798,150	14,136,380	13,982,665	14,550,936	14,936,193	14,506,996	14,407,221	13,956,834	12,720,308
Core deposits excluding P&I, T&I, NRR, IRR and HELOC custodial balances	66,308,542	64,936,134	63,532,226	63,580,093	63,916,208	63,023,640	62,948,229	58,359,892	55,762,139

Unaudited
National City Corporation
CONSOLIDATED AVERAGE BALANCE SHEETS
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Assets
Earning Assets:
Portfolio loans:
Commercial	$27,540	$27,449	$27,426	$27,151	$25,553	$25,173	$24,784	$19,531	$18,860
Commercial construction	3,426	3,279	3,083	2,999	2,909	2,936	2,815	2,270	2,245
Commercial real estate	12,022	12,153	12,069	11,782	12,127	11,998	11,993	10,821	9,819
Residential real estate	32,921	32,787	33,537	31,669	30,515	30,548	29,639	27,981	27,076
Home equity lines of credit	20,979	21,808	22,160	20,950	19,520	18,203	16,348	12,898	11,465
Credit card and other unsecured lines of credit	2,515	2,469	2,399	2,304	2,351	2,350	2,281	2,232	2,283
Other consumer	6,028	6,488	7,712	8,053	8,308	7,919	7,565	7,209	7,406

Total portfolio loans	105,431	106,433	108,386	104,908	101,283	99,127	95,425	82,942	79,154
Loans held for sale or securitization:
Commercial	12	25	18	13	16	16	61	21	13
Commercial real estate	86	122	84	279	312	326	328	—	—
Residential real estate	7,977	10,089	11,178	9,746	11,174	11,161	11,472	13,889	11,780
Automobile	—	710	—	—	—	—	—	—	530
Student	4	4	5	—	—	—	—	—	—
Home equity lines of credit	331	15	—	—	—	—	—	—	—
Credit card	416	207	285	71	—	—	—	—	—

Total loans held for sale or securitization	8,826	11,172	11,570	10,109	11,502	11,503	11,861	13,910	12,323
Securities available for sale, at cost	7,719	7,657	7,450	7,746	8,195	9,044	9,230	6,290	6,197
Federal funds sold and security resale agreements	327	355	378	218	259	289	284	530	260
Other investments	2,156	1,991	1,875	1,710	1,608	1,611	1,633	974	894

Total earning assets	124,459	127,608	129,659	124,691	122,847	121,574	118,433	104,646	98,828
Allowance for loan losses	(1,092)	(1,097)	(1,123)	(1,178)	(1,175)	(1,176)	(1,181)	(1,027)	(1,017)
Fair value (depreciation) appreciation of securities available for sale	(28)	(8)	74	79	146	161	82	138	220
Cash and demand balances due from banks	3,326	3,493	3,698	3,687	3,706	3,829	3,354	3,088	3,015
Properties and equipment	1,311	1,293	1,270	1,282	1,277	1,263	1,259	1,158	1,090
Equipment leased to others	707	727	796	915	1,008	1,100	1,248	37	44
Other real estate owned	104	95	92	91	92	109	112	93	98
Mortgage servicing rights	2,191	2,071	1,662	1,710	1,504	1,448	1,842	1,593	1,341
Goodwill	3,310	3,319	3,323	3,308	3,300	3,319	3,315	1,403	1,103
Other intangible assets	161	174	184	188	206	197	225	72	59
Derivative assets	140	248	317	295	353	505	330	573	783
Accrued income and other assets	4,807	5,060	5,015	4,605	5,252	5,701	4,684	4,253	4,035

Total Assets	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$116,027	$109,599

Liabilities
Deposits:
Noninterest bearing	$16,766	$17,752	$18,706	$18,434	$18,136	$18,883	$18,731	$17,756	$15,658
NOW and money market accounts	28,367	28,160	28,233	28,726	29,253	29,851	29,778	28,614	27,325
Savings accounts	2,106	2,189	2,303	2,425	2,531	2,706	2,679	2,576	2,369
Consumer time	20,740	20,059	19,220	18,143	17,189	16,665	16,318	13,474	13,008

Core deposits	67,979	68,160	68,462	67,728	67,109	68,105	67,506	62,420	58,360
Brokered retail CDs	5,492	6,073	6,255	4,843	4,336	4,480	4,373	531	499
Other	1,047	885	764	619	538	566	828	567	359
Foreign	8,469	8,900	9,278	7,432	9,539	10,279	9,809	9,150	6,520

Total deposits	82,987	84,018	84,759	80,622	81,522	83,430	82,516	72,668	65,738
Federal funds borrowed and security repurchase agreements	6,198	8,151	7,976	6,077	7,130	7,126	8,033	8,254	7,942
Borrowed funds	2,180	2,865	2,123	2,524	1,486	1,651	1,120	1,547	1,594
Long-term debt	31,719	31,787	33,171	34,364	31,684	28,928	25,744	20,031	21,339
Derivative liabilities	188	193	240	219	284	319	364	343	435
Accrued expenses and other liabilities	3,656	3,420	3,718	3,115	3,631	3,729	3,567	2,814	2,892

Total Liabilities	126,928	130,434	131,987	126,921	125,737	125,183	121,344	105,657	99,940
Total Stockholders’ Equity	12,468	12,549	12,980	12,752	12,779	12,847	12,359	10,370	9,659

Total Liabilities and Stockholders’ Equity	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$116,027	$109,599

Memo:

Noninterest bearing mortgage escrow principal and interest (P&I) balances	$1,837	$2,539	$3,058	$2,779	$2,645	$3,027	$2,777	$3,596	$2,471
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances	1,388	1,459	1,526	1,406	1,221	1,392	1,417	1,152	976
Noninterest bearing mortgage escrow replacement reserve (NRR) balances	123	122	121	115	103	110	94	—	—
Interest bearing mortgage escrow replacement reserve (IRR) balances	136	136	138	137	138	128	119	—	—
Interest bearing home equity line of credit (HELOC) custodial balances	22	12	—	—	—	—	—	—	—
Noninterest bearing deposits excluding P&I, T&I, and NRR balances	13,418	13,632	14,001	14,134	14,167	14,354	14,443	13,008	12,211
Core deposits excluding P&I, T&I, NRR, IRR and HELOC custodial balances	64,473	63,892	63,619	63,291	63,002	63,448	63,099	57,672	54,913

Unaudited
National City Corporation
SELECTED AVERAGE BALANCES
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage	$5,527	$7,098	$8,294	$7,694	$8,511	$9,123	$8,892	$11,304	$10,146
First Franklin	2,322	2,991	2,884	2,052	2,636	1,985	2,483	2,520	1,634
National Home Equity (NHE)	128	—	—	—	—	—	—	—	—
National City Home Loan Services (formerly Altegra)	—	—	—	—	25	48	4	65	—
Provident PCFS(1)	—	—	—	—	2	5	93	—	—

Total mortgage loans held for sale	$7,977	$10,089	$11,178	$9,746	$11,174	$11,161	$11,472	$13,889	$11,780

SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Commercial
Commercial	$21,782	$21,919	$22,347	$22,168	$20,699	$20,531	$20,182	$16,308	$15,676
Floorplan	1,067	1,031	946	1,054	1,046	1,059	1,078	1,030	975
Leases	3,522	3,477	3,215	3,067	2,918	2,697	2,655	1,351	1,380
Non-taxable	303	293	312	301	307	313	333	320	317
International	866	729	606	561	583	573	536	522	512

Total Commercial	$27,540	$27,449	$27,426	$27,151	$25,553	$25,173	$24,784	$19,531	$18,860

Real estate — residential
First Franklin(2)	$18,629	$18,978	$19,614	$18,497	$18,425	$18,393	$17,497	$16,236	$15,376
Altegra/Loan Zone(3)	7	7	8	8	8	39	128	180	294
Bank portfolio and other	7,766	7,414	7,803	7,285	6,258	6,391	6,456	6,337	6,366
Home equity installment	6,519	6,388	6,112	5,879	5,824	5,725	5,558	5,228	5,040

Total Real Estate — Residential	$32,921	$32,787	$33,537	$31,669	$30,515	$30,548	$29,639	$27,981	$27,076

Credit Card and Other Unsecured Lines of Credit
Credit card	$920	$919	$926	$896	$983	$1,002	$996	$997	$1,084
Personal lines of credit	750	726	664	618	603	600	545	513	502
Business lines of credit	845	824	809	790	765	748	740	722	697

Total Credit Card and Other Unsecured Lines of Credit	$2,515	$2,469	$2,399	$2,304	$2,351	$2,350	$2,281	$2,232	$2,283

BUSINESS UNIT SELECTED AVERAGE PORTFOLIO LOAN BALANCES
National Home Equity(4)
Home equity lines of credit	$12,190	$12,919	$13,292	$12,163	$10,860	$9,611	$8,021	$6,267	$5,063
Installment loans (real estate-residential)	2,018	2,001	1,855	1,741	1,651	1,596	1,555	1,445	1,386

Total National Home Equity	$14,208	$14,920	$15,147	$13,904	$12,511	$11,207	$9,576	$7,712	$6,449

(1)	In December 2004, the Provident PCFS business was sold.

(2)	Refer to page 28 for more information regarding this portfolio.

(3)	Represents nonconforming mortgages originated under the former Altegra/Loan Zone business units. These portfolio loans are contained in the National Consumer Finance line of business.

(4)	Represents a division under the National Consumer Finance line of business.

Unaudited
National City Corporation
SELECTED PERIOD-END BALANCES
($ in millions)

	2006		2005								2004
	1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr
MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
National City Mortgage	$5,790		$6,785		$8,346		$8,288		$8,668		$9,552		$8,802		$9,751		$10,631
First Franklin	2,389		2,407		3,486		2,689		2,221		1,898		1,521		2,687		1,840
National Home Equity (NHE)	531		—		—		—		—		—		—		—		—
National City Home Loan Services (formerly Altegra)	—		—		—		—		—		407		121		3		—
Provident PCFS(1)	—		—		—		—		—		3		48		—		—

Total Mortgage Loans Held for Sale or Securitization	$8,710		$9,192		$11,832		$10,977		$10,889		$11,860		$10,492		$12,441		$12,471

PORTFOLIO LOAN BALANCES
Commercial
Commercial	$22,359		$21,805		$22,252		$22,843		$21,412		$20,317		$20,444		$16,448		$15,812
Floorplan	1,103		1,097		950		1,055		1,047		1,105		1,049		1,030		1,013
Leases	3,439		3,546		3,377		3,166		3,033		2,836		2,681		1,369		1,347
Non-taxable	300		305		300		310		305		308		329		335		317
International	947		819		670		560		585		594		573		557		528

Total Commercial	$28,148		$27,572		$27,549		$27,934		$26,382		$25,160		$25,076		$19,739		$19,017

Real estate — residential
First Franklin(2)	$18,254		$18,681		$19,490		$18,880		$18,131		$18,260		$18,116		$16,714		$15,627
Altegra/Loan Zone(3)	7		7		7		8		7		8		6		133		278
Bank portfolio and other	7,997		7,623		7,288		7,678		6,988		6,404		6,310		6,534		6,163
Home equity installment	6,332		6,512		6,290		5,932		5,859		5,726		5,686		5,351		5,132

Total Real Estate — Residential	$32,590		$32,823		$33,075		$32,498		$30,985		$30,398		$30,118		$28,732		$27,200

BANK STOCK FUND
Cost basis of equity investments	—		$135		$282		$247		$220		$208		$187		$157		$38
Unrealized gains, net	—		4		2		14		9		28		13		12		4

Fair Value of Investments	—		$139		$284		$261		$229		$236		$200		$169		$42

INTANGIBLE ASSETS

Goodwill	$3,305		$3,313		$3,322		$3,317		$3,298		$3,302		$3,309		$1,424		$1,103
Core deposit intangibles	127		134		142		151		159		170		161		24		12
Credit card intangibles	6		6		6		2		2		2		2		2		3
Other intangibles	22		28		35		42		38		42		90		42		42

Total Intangible Assets	$3,460		$3,481		$3,505		$3,512		$3,497		$3,516		$3,562		$1,492		$1,160

Memo:
Holding company investment in subsidiaries	$13,548		$13,246		$13,941		$13,704		$13,409		$13,927		$13,900		$10,739		$10,958
Holding company intangible assets	122		122		109		110		111		109		126		60		59
Double leverage ratio (4)	1.08	x	1.06	x	1.09	x	1.06	x	1.07	x	1.10	x	1.12	x	1.04	x	1.12	x

PRINCIPAL INVESTMENTS(5)
Type of Investment:
Direct investments in public entities	—		—		—		$4		$4		$4		—		—		$1
Direct investments in nonpublic entities	$319		$317		$336		298		309		319		$344		$323		288
Indirect investments (funds)	348		344		350		343		351		342		351		314		296

Total Investments	$667		$661		$686		$645		$664		$665		$695		$637		$585

Type of Security:
Common stock	$74		$76		$76		$64		$64		$60		$61		$42		$25
Convertible debt and preferred stock	26		26		28		32		35		52		67		69		67
Investments in partnerships, funds and other equity instruments	386		379		402		406		416		401		409		371		355
Mezzanine (subordinated) debt	181		180		180		143		149		152		158		155		138

Total Investments	$667		$661		$686		$645		$664		$665		$695		$637		$585

Memo:
Commitments to fund principal investments	$290		$295		$272		$297		$243		$264		$238		$256		$241

(1)	In December 2004, the Provident PCFS business was sold.

(2)	Refer to page 28 for more information regarding this portfolio.

(3)	Represents nonconforming mortgages originated under the former Altegra/Loan Zone business units. These portfolio loans are contained in the National Consumer Finance line of business.

(4)	Holding company investment in subsidiaries and intangible assets divided by consolidated equity.

(5)	Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business. Principal investments exclude investments held in the Bank Stock Fund.

Unaudited
National City Corporation
SECURITIZED BALANCES
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
CREDIT CARD LOANS(1)

Managed Credit Card Loans:

Average balances:
Loans held in portfolio	$920	$919	$926	$896	$983	$1,002	$996	$997	$1,084
Loans held for securitization	416	207	285	71	—	—	—	—	—
Loans securitized	1,035	1,240	1,165	1,376	1,450	1,450	1,450	1,450	1,450

Total Average Managed Credit Card Loans	$2,371	$2,366	$2,376	$2,343	$2,433	$2,452	$2,446	$2,447	$2,534

End of period balances:
Loans held in portfolio	$859	$1,032	$859	$857	$912	$1,070	$971	$950	$1,024
Loans held for securitization	—	425	—	414	—	—	—	—	—
Loans securitized	1,450	1,026	1,450	1,036	1,450	1,450	1,450	1,450	1,450

Total Managed Credit Card Loans	$2,309	$2,483	$2,309	$2,307	$2,362	$2,520	$2,421	$2,400	$2,474

AUTOMOBILE LOANS(2)

Managed Automobile Loans(3):

Average balances:
Loans held in portfolio	$280	$1,145	$2,679	$2,722	$2,760	$2,785	$2,830	$2,860	$2,657
Loans held for securitization	—	710	—	—	—	—	—	—	530
Loans securitized	2,465	1,257	624	725	835	944	1,051	1,196	1,012

Total Average Managed Automobile Loans	$2,745	$3,112	$3,303	$3,447	$3,595	$3,729	$3,881	$4,056	$4,199

End of period balances:
Loans held in portfolio	$271	$352	$2,650	$2,664	$2,785	$2,895	$2,910	$2,861	$2,834
Loans held for securitization	—	—	—	—	—	—	—	—	—
Loans securitized	2,299	2,602	576	674	778	888	1,002	1,128	1,265

Total Managed Automobile Loans	$2,570	$2,954	$3,226	$3,338	$3,563	$3,783	$3,912	$3,989	$4,099

HOME EQUITY(4)

Managed Home Equity:

Average balances:
Held in portfolio	$27,454	$28,152	$28,233	$26,796	$25,310	$23,892	$21,874
Held for sale or securitization	459	15	—	—	—	—	—
Securitized	10	19	37	46	57	71	80

Total Average Managed Home Equity	$27,923	$28,186	$28,270	$26,842	$25,367	$23,963	$21,954

End of period balances:
Held in portfolio	$23,889	$27,906	$28,894	$27,633	$25,958	$24,712	$23,037
Held for sale or securitization	3,341	—	—	—	—	—	—
Securitized	13	13	21	42	50	61	76

Total Managed Home Equity	$27,243	$27,919	$28,915	$27,675	$26,008	$24,773	$23,113

(1)	In March 2006 and August 2005, the Corporation sold through securitization $425 million and $600 million of credit card receivables, respectively.

(2)	In December 2005 and February 2004, the Corporation sold through securitization $2.2 billion and $890 million of indirect prime automobile loans, respectively

(3)	Represents managed portfolio of indirect prime automobile loans

(4)	Represents managed portfolio of prime home equity lines of credit and prime home equity installment loans

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
AVERAGE BALANCES

Assets
Earning Assets:
Loans(1):
Commercial	$27,552	$27,474	$27,444	$27,164	$25,569	$25,189	$24,845	$19,552	$18,873
Commercial construction	3,426	3,279	3,083	2,999	2,909	2,936	2,815	2,270	2,245
Commercial real estate	12,108	12,275	12,153	12,061	12,439	12,324	12,321	10,821	9,819
Residential real estate	40,898	42,876	44,715	41,415	41,689	41,709	41,111	41,870	38,856
Home equity lines of credit	21,310	21,823	22,160	20,950	19,520	18,203	16,348	12,898	11,465
Credit card and other unsecured lines of credit	2,931	2,676	2,684	2,375	2,351	2,350	2,281	2,232	2,283
Other consumer	6,032	7,202	7,717	8,053	8,308	7,919	7,565	7,209	7,936

Total loans	114,257	117,605	119,956	115,017	112,785	110,630	107,286	96,852	91,477
Securities available for sale, at cost:
Taxable	7,153	7,060	6,838	7,112	7,539	8,354	8,583	5,623	5,539
Tax-exempt	566	597	612	634	656	690	647	667	658

Total securities available for sale	7,719	7,657	7,450	7,746	8,195	9,044	9,230	6,290	6,197
Federal funds sold, security resale agreements, and other investments	2,483	2,346	2,253	1,928	1,867	1,900	1,917	1,504	1,154

Total earning assets	124,459	127,608	129,659	124,691	122,847	121,574	118,433	104,646	98,828
Allowance for loan losses	(1,092)	(1,097)	(1,123)	(1,178)	(1,175)	(1,176)	(1,181)	(1,027)	(1,017)
Fair value appreciation of securities available for sale	(28)	(8)	74	79	146	161	82	138	220
Nonearning assets	16,057	16,480	16,357	16,081	16,698	17,471	16,369	12,270	11,568

Total Assets	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$116,027	$109,599

Liabilities and Stockholders’ Equity
Interest bearing liabilities:
NOW and money market accounts	$28,367	$28,160	$28,233	$28,726	$29,253	$29,851	$29,778	$28,614	$27,325
Savings accounts	2,106	2,189	2,303	2,425	2,531	2,706	2,679	2,576	2,369
Consumer time deposits	20,740	20,059	19,220	18,143	17,189	16,665	16,318	13,474	13,008
Other deposits	6,539	6,958	7,019	5,462	4,874	5,046	5,201	1,098	858
Foreign deposits	8,469	8,900	9,278	7,432	9,539	10,279	9,809	9,150	6,520
Federal funds borrowed	2,823	4,675	4,506	2,978	3,912	3,987	5,156	5,548	4,996
Security repurchase agreements	3,375	3,476	3,470	3,099	3,218	3,139	2,877	2,706	2,946
Borrowed funds	2,180	2,865	2,123	2,524	1,486	1,651	1,120	1,547	1,594
Long-term debt	31,719	31,787	33,171	34,364	31,684	28,928	25,744	20,031	21,339

Total interest bearing liabilities	106,318	109,069	109,323	105,153	103,686	102,252	98,682	84,744	80,955
Noninterest bearing deposits	16,766	17,752	18,706	18,434	18,136	18,883	18,731	17,756	15,658
Accrued interest and other liabilities	3,844	3,613	3,958	3,334	3,915	4,048	3,931	3,157	3,327

Total Liabilities	126,928	130,434	131,987	126,921	125,737	125,183	121,344	105,657	99,940
Total Stockholders’ Equity	12,468	12,549	12,980	12,752	12,779	12,847	12,359	10,370	9,659

Total Liabilities and Stockholders’ Equity	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$116,027	$109,599

Memo:
Interest bearing core deposits	$51,213	$50,408	$49,756	$49,294	$48,973	$49,222	$48,775	$44,664	$42,702
Interest bearing total deposits	66,221	66,266	66,053	62,188	63,386	64,547	63,785	54,912	50,080
Borrowed funding and long-term debt	40,097	42,803	43,270	42,965	40,300	37,705	34,897	29,832	30,875

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
INTEREST

Assets
Earning Assets:
Loans(1):
Commercial	$480	$454	$420	$385	$330	$309	$273	$179	$175
Commercial construction	62	58	50	45	40	38	33	24	24
Commercial real estate	209	210	197	188	183	181	173	151	143
Residential real estate	712	729	725	660	643	663	664	656	608
Home equity lines of credit	370	345	323	280	246	197	150	123	111
Credit card and other unsecured lines of credit	83	72	70	57	52	62	46	45	47
Other consumer	99	115	123	126	129	126	124	115	131

Total loans	2,015	1,983	1,908	1,741	1,623	1,576	1,463	1,293	1,239
Securities available for sale, at cost:
Taxable	92	88	84	88	92	104	106	66	69
Tax-exempt	10	10	11	12	12	12	12	13	12

Total securities available for sale	102	98	95	100	104	116	118	79	81
Federal funds sold, security resale agreements, and other investments	36	32	31	24	24	35	20	15	18

Total earning assets	$2,153	$2,113	$2,034	$1,865	$1,751	$1,727	$1,601	$1,387	$1,338

Liabilities
Interest bearing liabilities:
NOW and money market accounts	$172	$151	$132	$112	$93	$77	$61	$57	$57
Savings accounts	3	2	3	3	2	2	3	2	2
Consumer time deposits	202	190	169	150	133	124	114	117	112
Other deposits	74	70	62	41	30	25	19	4	2
Foreign deposits	86	80	75	51	55	47	34	22	15
Federal funds borrowed	31	47	40	22	25	21	20	16	14
Security repurchase agreements	28	26	22	15	13	10	5	4	4
Borrowed funds	23	28	19	15	6	5	4	3	3
Long-term debt	350	327	305	285	237	198	164	110	116

Total interest bearing liabilities	$969	$921	$827	$694	$594	$509	$424	$335	$325

Tax-Equivalent Net Interest Income	$1,184	$1,192	$1,207	$1,171	$1,157	$1,218	$1,177	$1,052	$1,013

Memo:
Interest bearing core deposits	$377	$343	$304	$265	$228	$203	$178	$176	$171
Interest bearing total deposits	537	493	441	357	313	275	231	202	188
Borrowed funding and long-term debt	432	428	386	337	281	234	193	133	137

Amortization of fair value adjustments included above(2):
Loans	($3)	($4)	($7)	($7)	($9)	($9)	($13)	—	—
Deposits	(2)	(5)	(9)	(12)	(17)	(21)	(34)	—	—
Long-term debt	(6)	(7)	(8)	(10)	(7)	(17)	(20)	—	—

(1)	Includes loans held for sale or securitization

(2)	Fair value adjustments recognized under the purchase method of accounting in connection with acquisitions

\

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
RATES

Assets
Earning Assets:
Loans(1):
Commercial	7.06%	6.57%	6.07%	5.69%	5.22%	4.90%	4.36%	3.69%	3.72%
Commercial construction	7.36	6.99	6.47	5.99	5.59	5.11	4.64	4.34	4.30
Commercial real estate	7.02	6.80	6.42	6.25	5.98	5.84	5.58	5.61	5.87
Residential real estate	6.97	6.80	6.49	6.36	6.17	6.36	6.47	6.26	6.26
Home equity lines of credit	6.94	6.33	5.83	5.34	5.04	4.35	3.66	3.80	3.88
Credit card and other unsecured lines of credit	11.44	10.48	10.43	9.74	8.90	10.37	8.16	8.02	8.30
Other consumer	6.66	6.34	6.34	6.28	6.28	6.35	6.51	6.43	6.62

Total loans	7.10	6.72	6.34	6.06	5.79	5.69	5.44	5.35	5.43
Securities available for sale, at cost:
Taxable	5.12	4.96	4.92	4.96	4.88	4.91	4.96	4.70	5.02
Tax-exempt	7.20	7.19	7.18	7.40	7.29	7.02	7.28	7.62	7.53

Total securities available for sale	5.27	5.14	5.10	5.16	5.07	5.07	5.12	5.01	5.29
Federal funds sold, security resale agreements, and other investments	5.92	5.40	5.39	5.02	5.27	7.70	4.01	4.09	5.98

Total earning assets	6.96	6.60	6.25	5.99	5.73	5.67	5.39	5.31	5.43

Liabilities
Interest bearing liabilities:
NOW and money market accounts	2.46	2.13	1.85	1.57	1.28	1.03	.82	.80	.83
Savings accounts	.49	.49	.47	.41	.38	.37	.34	.35	.35
Consumer time deposits	3.95	3.75	3.49	3.33	3.13	2.94	2.78	3.50	3.47
Other deposits	4.62	4.01	3.48	2.99	2.51	2.03	1.46	1.13	1.13
Foreign deposits	4.12	3.58	3.19	2.77	2.33	1.83	1.35	.98	.94
Federal funds borrowed	4.49	4.03	3.53	2.98	2.55	2.11	1.56	1.15	1.13
Security repurchase agreements	3.36	2.90	2.48	2.00	1.65	1.20	.77	.56	.55
Borrowed funds	4.19	3.86	3.56	2.30	1.77	1.30	1.35	.81	.75
Long-term debt	4.46	4.08	3.67	3.32	3.03	2.72	2.54	2.21	2.18

Total interest bearing liabilities	3.69	3.35	3.00	2.65	2.32	1.98	1.71	1.59	1.62

Net Interest Spread	3.27	3.25	3.25	3.34	3.41	3.69	3.68	3.72	3.81
Contribution of noninterest bearing sources of funds	.54	.49	.47	.42	.37	.32	.29	.31	.30

Net Interest Margin	3.81%	3.74%	3.72%	3.76%	3.78%	4.01%	3.97%	4.03%	4.11%

Memo:
Interest bearing core deposits	2.98%	2.70%	2.42%	2.16%	1.88%	1.64%	1.45%	1.59%	1.61%
Interest bearing total deposits	3.29	2.96	2.64	2.31	2.00	1.70	1.43	1.48	1.51
Borrowed funding and long-term debt	4.36	3.96	3.55	3.14	2.82	2.47	2.21	1.79	1.78

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
STOCKHOLDER DATA
($ in millions, except per share data)

	2006		2005								2004
	1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr
Per common share:
Basic net income	$.75		$.65		$.75		$.98		$.75		$1.48		$.88		$.84		$1.17
Diluted net income	.74		.64		.74		.97		.74		1.46		.86		.83		1.16
Trailing four quarters basic net income	3.13		3.13		3.96		4.09		3.95		4.37		3.78		3.46		3.58
Trailing four quarters diluted net income	3.09		3.09		3.91		4.03		3.89		4.31		3.73		3.43		3.54
Dividends declared	.37		.37		.37		.35		.35		.35		.35		.32		.32
Dividends paid	.37		.37		.37		.35		.35		.35		.35		.32		.32
Dividend payout ratio(1)	50.00%		57.81%		50.00%		36.08%		47.30%		23.97%		40.70%		38.55%		27.59%
Dividend yield (annualized)(2)	4.24		4.41		4.43		4.10		4.18		3.73		3.63		3.66		3.60
P/E ratio(3)	11.29	x	10.86	x	8.55	x	8.47	x	8.61	x	8.71	x	10.35	x	10.21	x	10.05	x

Common dividends declared	$229.8		$232.6		$236.9		$224.5		$228.4		$231.5		$235.0		$199.4		$194.5
Preferred dividends declared	.4		.4		.4		.4		.4		.4		.4		—		—

Common dividends paid	229.8		232.6		236.9		224.5		228.4		231.5		235.0		199.4		194.5
Preferred dividends paid	.4		.4		.4		.4		.4		.4		.4		—		—

Shares outstanding(4):
Average basic	611,911		618,227		635,858		636,883		643,005		652,949		663,339		619,098		605,917
Average diluted	619,697		625,359		644,688		644,134		652,487		666,250		677,143		625,476		612,597
Ending common	609,991		615,048		628,893		636,715		637,771		646,750		658,273		612,880		606,560

Common stock price:
High	$36.25		$35.04		$37.85		$35.30		$37.75		$39.66		$39.35		$36.10		$37.10
Low	33.26		29.80		33.37		32.08		32.85		36.07		34.35		32.60		32.14
Close	34.90		33.57		33.44		34.12		33.50		37.55		38.62		35.01		35.58

Book value per common share	$20.69		$20.51		$20.54		$20.42		$19.82		$19.80		$18.98		$16.86		$16.25
Tangible book value per common share	15.02		14.85		14.97		14.90		14.34		14.36		13.57		14.43		14.33
Other comprehensive income per share	(.08)		.02		.06		.12		.07		.16		.13		.07		.11

Market to book value	168.7%		163.7%		162.8%		167.1%		169.0%		189.6%		203.5%		207.7%		219.0%

Market capitalization of common stock	$21,289		$20,647		$21,030		$21,725		$21,365		$24,285		$25,422		$21,457		$21,581

(1)	Dividend declared divided by diluted net income per common share

(2)	Dividend declared (annualized) divided by quarter-end stock price

(3)	Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(4)	In thousands
INTEREST RATE RISK MEASURES

	2006	2005				2004
	1st Qtr(1)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
MARKET VALUE OF EQUITY(MVE)(2)
Duration of Equity(DOE)(3):
Current Yield Curve	+0.9%	+0.7%	+0.7%	+0.1%	-0.1%	-0.4%	-0.2%	-0.6%	-0.6%
+150 basis points Shock vs. Current Yield Curve(4)	+1.8%	+1.6%	+1.6%	+1.1%	+0.8%	+0.6%	+0.8%	+0.1%	+0.1%
-150 basis points Shock vs. Current Yield Curve(5)	-0.5%	-0.6%	-0.7%	-1.2%	-1.8%	-2.0%	-3.1%	-2.7%	-3.1%

(1)	Based on positions at February 28, 2006 and market values at March 17, 2006.

(2)	The Market Value of Equity (MVE) is defined as the discounted present value of net cash flows from all assets, liabilities, and off-balance sheet arrangements, other than MSRs and associated hedges. MVE analysis is performed as of a single point in time and does not include estimates of future business volumes or intangible assets.

(3)	Duration of Equity (DOE) represents the estimated percentage change in MVE for a 1% instantaneous parallel shift in the yield curve. A positive DOE indicates that MVE would increase as rates fall, or decrease as rates rise. A negative DOE indicates that MVE would increase as rates rise, or decrease as rates fall.

(4)	Asset Liability Committee’s (ALCO) policy limit is +3.0%.

(5)	ALCO’s policy limit is -1.0%.

Unaudited
National City Corporation
CAPITALIZATION (Period End)
(In millions, except per share data)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
LONG-TERM DEBT AND BORROWED FUNDS
Long-Term Debt:
Holding company debt:
Senior notes	$1,227	$1,241	$1,250	$1,266	$815	$559	$566	$476	$499
Subordinated debt	1,056	1,089	1,106	1,137	1,331	1,354	1,381	1,513	1,597
Junior subordinated debentures owed to unconsolidated subsidiary trusts	343	474	594	598	600	605	609	249	186
Other	—	—	—	—	1	1	1	1	2

Total holding company debt	2,626	2,804	2,950	3,001	2,747	2,519	2,557	2,239	2,284
Subsidiary debt:
Subordinated debt	1,964	2,011	2,034	2,069	2,015	2,057	2,091	2,012	2,117
Senior bank notes	25,206	22,088	22,997	23,602	23,420	18,549	17,987	12,360	11,489
FHLB advances	3,812	3,920	4,774	4,783	4,851	4,904	4,965	3,881	3,668
Secured debt financings	29	131	147	178	480	667	893	—	—
Other	12	16	16	33	—	—	—	—	—

Total subsidiary debt	31,023	28,166	29,968	30,665	30,766	26,177	25,936	18,253	17,274

Total Long-Term Debt	$33,649	$30,970	$32,918	$33,666	$33,513	$28,696	$28,493	$20,492	$19,558

Borrowed Funds:
U.S. Treasury demand notes	$76	$1,754	$2,734	$600	$734	$1,024	$6,374	$2,986	$569
Short-term senior bank notes	98	137	79	20	60	195	100	100	—
Short-term FHLB advances	—	150	1,150	—	—	—	—	—	—
Commercial paper and other	2,287	1,477	1,490	919	1,003	817	1,153	817	812

Total Borrowed Funds	$2,461	$3,518	$5,453	$1,539	$1,797	$2,036	$7,627	$3,903	$1,381
						—

STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$12,623	$12,613	$12,920	$13,002	$12,643	$12,804	$12,492	$10,335	$9,854

Accumulated Other Comprehensive Income, Net of Tax:
SFAS 115 unrealized (loss) gain, net	($57)	($4)	$22	$71	$23	$107	$138	$45	$149
SFAS 133 unrealized gain (loss), net	8	16	18	8	24	(6)	(51)	(3)	(81)

Total Accumulated Other Comprehensive Income, Net of Tax	($49)	$12	$40	$79	$47	$101	$87	$42	$68
						—

RISK-BASED CAPITAL(1)
Tier 1 capital	$9,421	$9,517	$9,913	$10,003	$9,731	$9,815	$9,542	$9,018	$8,864
Total risk-based capital	13,146	13,500	13,914	14,078	13,853	14,023	13,758	13,073	12,946
Risk-weighted assets	126,840	128,108	129,095	125,720	123,096	118,960	115,990	99,988	94,709

Tier 1 capital ratio	7.43%	7.43%	7.68%	7.96%	7.91%	8.25%	8.23%	9.02%	9.36%
Total risk-based capital ratio	10.36	10.54	10.78	11.20	11.25	11.79	11.86	13.07	13.67
Leverage ratio	6.94	6.83	7.03	7.36	7.22	7.31	7.35	7.90	8.19

COMMON STOCK ROLLFORWARD
Beginning balance	615.0	628.9	636.7	637.8	646.7	658.3	612.9	606.6	606.0
Shares issued under stock award plans	3.1	1.0	2.5	1.9	1.5	1.5	5.9	1.5	3.7
Shares issued for acquisitions	—	—	—	—	—	—	57.0	14.3	—
Shares issued for PRIDES conversions	—	—	.4	2.2	3.8	—	—	—	—
Shares repurchased under repurchase authorizations	(7.5)	(14.7)	(10.2)	(4.7)	(13.9)	(12.9)	(16.0)	(9.0)	(2.2)
Shares exchanged for stock award plans	(.6)	(.2)	(.6)	(.4)	(.4)	(.2)	(1.1)	(.5)	(.9)
Other	—	—	.1	(.1)	.1	—	(.4)	—	—

Ending Balance	610.0	615.0	628.9	636.7	637.8	646.7	658.3	612.9	606.6
						—

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	7.5	14.7	10.2	4.7	13.9	12.9	16.0	9.0	2.2
Average price per share of repurchased common shares	$34.10	$32.69	$35.31	$33.73	$35.48	$37.86	$36.83	$35.06	$34.53
Total cost	$256.1	$479.9	$358.6	$159.2	$494.0	$488.2	$589.2	$315.9	$75.4

Common shares remaining under authorization(2)	26.1	33.6	8.3	18.5	23.2	37.1	25.0	41.0	50.0

SELECTED RATIOS AND OTHER
Long-term debt to equity	266.57%	245.54%	254.77%	258.93%	265.06%	224.13%	228.08%	198.28%	198.47%
Long-term debt to total capitalization	72.72	71.06	71.81	72.14	72.61	69.15	69.52	66.47	66.50
Equity to assets	9.00	8.86	8.80	9.02	8.97	9.18	9.14	8.82	8.83
Tangible common equity to assets(3)	6.70	6.57	6.57	6.75	6.65	6.83	6.71	7.64	7.88

Minority interest(4)	$132	$172	$171	$179	$239	$240	$332	$164	$157

(1)	First quarter 2006 risk-based capital is based upon preliminary data

(2)	In October 2005, National City’s Board of Directors authorized an additional 40 million shares of issued and outstanding common stock. This new authorization is incremental to the December 2004 share repurchase authorization, for 25 million shares, which replaced all previous share authorizations.

(3)	Excludes goodwill and other intangible assets

(4)	Included in other liabilities on the consolidated balance sheet

Unaudited
National City Corporation
NONINTEREST INCOME
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Loan sale revenue*	$144	$193	$158	$258	$199	$153	$202	$268	$256
Loan servicing revenue*	(44)	32	65	188	114	22	190	(52)	341
Deposit service charges	183	196	193	172	161	175	172	162	147
Payment processing revenue	—	1	—	1	—	23	132	132	122
Trust and investment management fees	73	72	73	78	73	72	74	79	76
Card-related fees*	35	33	36	34	26	27	27	26	23
Other service fees	32	32	34	33	26	33	28	29	23
Brokerage revenue	34	41	35	44	39	45	34	34	32
Leasing revenue	60	58	66	69	74	80	88	6	6
Ineffective hedge and other derivative gains (losses), net(1)	(6)	20	(1)	32	13	28	2	35	8
Principal investment gains (losses), net	34	24	14	9	10	10	19	17	23
Gain on sale of National Processing, Inc.	—	—	—	—	—	714	—	—	—
Gain on sale of Upper Peninsula branches	—	—	—	—	—	14	—	—	—
Gain on sale of Corporate Trust Bond Administration business	—	—	—	—	—	(3)	—	65	—
Gain on sale of Madison Bank & Trust Co.	—	—	16	—	—	—	—	—	—
All other*	99	66	59	58	50	49	53	48	52

Total fees and other income	644	768	748	976	785	1,442	1,021	849	1,109
Bank stock fund	11	3	—	2	8	3	—	—	—
Other securities	1	6	(1)	3	6	8	3	5	—

Total securities gains (losses), net	12	9	(1)	5	14	11	3	5	—

Total Noninterest Income	$656	$777	$747	$981	$799	$1,453	$1,024	$854	$1,109

Memo:
Operating lease intangible amortization(2)	($2)	($4)	($5)	($7)	($8)	($9)	($11)	—	—

(1)	Ineffective hedge and other derivative gains and losses related to loan sale and servicing activities are included in loan sale and loan servicing revenue

(2)	Represents amortization of operating lease intangible asset recognized in connection with the acquisition of Provident, included in leasing revenue

*	See note on Summary of Presentation Changes
NONINTEREST EXPENSE
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Salaries, benefits, and other personnel	$641	$660	$654	$635	$611	$653	$630	$558	$522
Equipment	79	80	71	76	76	92	73	69	66
Net occupancy	73	101	71	72	72	69	66	59	60
Third-party services	79	96	81	80	75	102	92	82	74
Card processing	7	6	5	5	5	13	59	60	58
Telecommunications	18	20	21	20	21	22	21	23	19
Marketing and public relations	28	66	32	39	28	33	30	30	22
Leasing expense	43	45	25	52	57	57	63	2	4
Postage	22	18	22	21	22	21	22	20	20
Travel and entertainment	18	22	20	22	21	25	22	19	16
Supplies	15	14	14	16	16	19	17	15	14
State and local taxes	17	8	20	22	24	16	16	13	15
Intangible asset amortization	11	11	11	15	15	16	17	7	6
FDIC assessments	3	2	3	2	3	2	3	3	2
OREO expense, net	—	3	2	—	2	3	2	2	2
Straight-line operating lease rent adjustment	—	—	—	—	29	—	—	—	—
Impairment, fraud, and other losses, net	19	52	19	21	16	15	20	26	10
All other	69	67	87	83	52	89	58	61	55

Total Noninterest Expense	$1,142	$1,271	$1,158	$1,181	$1,145	$1,247	$1,211	$1,049	$965

Memo:
Merger integration costs	—	$5	$9	$12	$19	$39	$28	$6	$1

Unaudited
National City Corporation
DEPOSIT SERVICE CHARGES
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Personal Accounts:
DDA and NOW deposit fees	$8	$9	$9	$9	$9	$10	$10	$10	$11
Savings and time deposit fees	3	3	3	3	3	3	3	3	3
Overdraft and NSF fees	81	89	92	73	62	71	72	66	52
Debit card interchange fees	24	24	23	22	21	21	19	18	16

Total personal account fees	116	125	127	107	95	105	104	97	82

Business accounts:
Deposit fees	5	5	7	6	9	10	11	6	6
Overdraft and NSF fees	12	12	14	9	8	8	8	8	6
Debit card interchange fees	3	4	3	3	3	3	3	3	2
Cash management fees	41	39	41	41	39	38	41	42	45

Total Business account fees	61	60	65	59	59	59	63	59	59

Other deposit service charges	6	11	1	6	7	11	5	6	6

Total Deposit Service Charges	$183	$196	$193	$172	$161	$175	$172	$162	$147

CARD-RELATED FEES
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Credit card:
Credit limit exceed and stop payment fees	$3	$2	$4	$2	$3	$2	$2	$2	$2
Cash advance fees	2	1	1	1	1	1	1	1	1
Interchange fees	20	20	20	16	10	8	8	13	12
Reward programs and incentives	(9)	(10)	(8)	(8)	(7)	(7)	(8)	(7)	(6)
Debt cancellation and other fees*	—	(2)	—	3	2	5	5	(1)	(1)

Total credit card fees*	16	11	17	14	9	9	8	8	8

Other:
Personal and business lines of credit fees	1	1	1	1	1	1	1	1	1
Home equity lines of credit	3	5	3	2	2	1	2	2	1
ATM fees	15	16	15	17	14	16	16	15	13

Total other card-related fees	19	22	19	20	17	18	19	18	15

Total Card-Related Fees*	$35	$33	$36	$34	$26	$27	$27	$26	$23

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Salaries and wages	$352	$354	$361	$356	$351	$353	$361	$320	$313
Incentive compensation	171	201	229	209	170	207	199	210	158
Deferred personnel costs	(90)	(121)	(124)	(116)	(96)	(126)	(131)	(140)	(108)
Stock-based compensation	16	15	12	15	15	28	15	12	12
Payroll taxes	53	31	36	38	51	32	37	36	44
Contract labor	35	67	51	47	34	62	36	31	20
Medical and other benefits	48	38	45	45	47	31	50	43	42
Retirement plans	28	16	20	20	26	19	19	19	24
Market valuation adjustments on deferred compensation liabilities	15	6	9	7	(6)	18	4	7	3
Severance and other	13	53	15	14	19	29	40	20	14

Total Salaries, Benefits, and Other Personnel Expense	$641	$660	$654	$635	$611	$653	$630	$558	$522

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Line of business staff:
Consumer and Small Business Financial Services	12,488	12,315	12,700	12,980	12,822	12,714	12,297	11,963	11,616
Wholesale Banking	2,377	2,415	2,415	2,388	2,350	2,282	2,272	1,683	1,590
National City Mortgage	7,305	7,673	7,831	7,956	7,970	7,814	7,674	7,819	7,697
National Consumer Finance
First Franklin Financial Corporation	2,406	2,571	2,716	2,598	2,392	2,391	2,481	2,241	2,012
National City Home Loan Services	518	510	442	398	341	325	326	338	328
National Home Equity	484	503	514	497	448	414	415	390	313
Other(2)	133	138	149	144	132	133	127	65	62

Total National Consumer Finance	3,541	3,722	3,821	3,637	3,313	3,263	3,349	3,034	2,715
Asset Management	1,520	1,506	1,518	1,568	1,524	1,517	1,522	1,500	1,475
National Processing(3)	—	—	—	—	—	—	1,608	1,655	1,671
Corporate support staff(4)	6,617	6,639	6,848	6,964	7,129	7,640	7,670	6,408	6,272

Total Employees	33,848	34,270	35,133	35,493	35,108	35,230	36,392	34,062	33,036

(1)	Represents period-end, active, full-time equivalent employees

(2)	Includes National City Warehouse Resources and National Recreation Finance

(3)	In October 2004, the National Processing business was sold

(4)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process
NCM AND FIRST FRANKLIN FULL-TIME EQUIVALENT EMPLOYEES (1)

NCM:
Loan origination — commission	2,577	2,565	2,650	2,731	2,782	2,674	2,640	2,649	2,650
Loan origination — non-commission	2,664	2,903	2,985	3,045	3,003	3,017	2,934	3,054	2,957

Total loan origination	5,241	5,468	5,635	5,776	5,785	5,691	5,574	5,703	5,607
Loan servicing	812	842	848	813	817	800	786	793	790
Indirect production	880	998	983	995	1,003	974	977	1,016	976
Corporate overhead and other	372	365	365	372	365	349	337	307	324

Total NCM FTEs	7,305	7,673	7,831	7,956	7,970	7,814	7,674	7,819	7,697

First Franklin:
Loan origination — commission	773	788	782	756	680	661	662	616	544
Loan origination — non-commission	1,327	1,468	1,608	1,457	1,328	1,341	1,461	1,296	1,148

Total loan origination	2,100	2,256	2,390	2,213	2,008	2,002	2,123	1,912	1,692
Indirect production	126	130	138	185	206	213	196	182	177
Corporate overhead and other	180	185	188	200	178	176	162	147	143

Total First Franklin FTEs	2,406	2,571	2,716	2,598	2,392	2,391	2,481	2,241	2,012

(1)	Represents period-end, active, full-time equivalent employees

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

LOAN LOSS ALLOWANCE

Beginning loan loss allowance	$1,094	$1,108	$1,125	$1,179	$1,188	$1,178	$1,028	$1,011	$1,023
Provision for loan losses	32	136	68	19	77	108	100	61	70
Allowance related to loans acquired, sold, or securitized	(4)	(12)	(2)	(1)	1	6	147	19	—
Charge-offs:
Commercial	45	59	27	31	43	60	63	17	30
Commercial construction	—	—	2	—	2	10	2	—	—
Commercial real estate	7	8	11	8	5	8	6	7	2
Residential real estate	46	37	26	29	42	34	30	34	28
Home equity lines of credit	21	17	10	8	7	8	6	7	6
Credit card and other unsecured lines of credit	28	39	33	30	28	25	26	27	31
Other consumer	26	30	24	20	26	28	24	25	27

Total charge-offs	173	190	133	126	153	173	157	117	124

Recoveries:
Commercial	16	20	20	25	32	42	22	23	14
Commercial construction	—	2	—	—	—	1	—	—	—
Commercial real estate	2	3	2	2	3	3	4	3	3
Residential real estate	12	14	13	12	17	10	18	14	10
Home equity lines of credit	4	2	2	2	2	2	3	3	2
Credit card and other unsecured lines of credit	6	3	3	4	2	2	2	2	2
Other consumer	12	8	10	9	10	9	11	9	11

Total recoveries	52	52	50	54	66	69	60	54	42

Net charge-offs	121	138	83	72	87	104	97	63	82

Ending loan loss allowance	$1,001	$1,094	$1,108	$1,125	$1,179	$1,188	$1,178	$1,028	$1,011

Memo:
Net charge-offs on:
Securitized credit cards	$7	$24	$14	$20	$18	$19	$19	$21	$17
Managed credit cards	20	48	34	38	36	35	35	39	38
Securitized automobile loans	4	3	3	3	3	4	3	3	2
Managed automobile loans(1)	8	13	10	8	11	14	10	10	12
Securitized home equity loans	—	—	—	—	1	—	—	—	—
Managed home equity loans(2)	26	21	13	11	13	10	9	—	—

NET CHARGE-OFFS AS A
% OF AVERAGE PORTFOLIO LOANS (annualized)
Commercial	.42%	.56%	.09%	.10%	.18%	.30%	.64%	(.11)%	.34%
Commercial construction	(.03)	(.16)	.22	.06	.26	1.19	.32	(.07)	(.01)
Commercial real estate	.17	.13	.33	.19	.08	.18	.09	.16	(.06)
Residential real estate	.43	.29	.16	.20	.34	.31	.16	.29	.28
Home equity lines of credit	.35	.28	.13	.11	.11	.10	.09	.13	.13
Credit card and other unsecured lines of credit	3.45	5.86	4.82	4.64	4.48	3.92	4.01	4.66	5.08
Other consumer	.93	1.33	.78	.54	.76	.91	.77	.80	.91

Total Net Charge-offs	.46%	.52%	.30%	.27%	.35%	.41%	.41%	.30%	.42%

Memo:
Securitized credit cards	2.66%	7.57%	4.75%	5.92%	5.04%	5.29%	5.33%	5.69%	4.77%
Managed credit cards	3.45%	7.95%	5.70%	6.44%	6.08%	5.69%	5.78%	6.38%	6.00%
Securitized automobile loans	.59%	.98%	1.92%	1.37%	1.67%	1.72%	1.18%	.90%	.83%
Managed automobile loans(1)	1.25%	1.65%	1.25%	.94%	1.24%	1.44%	1.08%	.96%	1.14%
Securitized home equity loans	2.81%	5.29%	2.45%	2.12%	5.37%	1.07%	1.84%	—	—
Managed home equity loans(2)	.38%	.30%	.17%	.17%	.21%	.16%	.16%	—	—

LENDING-RELATED COMMITMENTS ALLOWANCE(3)
Beginning lending-related commitment allowance	$84	$88	$100	$93	$100	$127	$117	$115	$102
Allowance related to commitments acquired	—	—	—	—	—	—	12	2	—
Net provision for credit losses	(5)	(4)	(12)	7	(7)	(27)	(2)	—	13

Ending lending-related commitment allowance	$79	$84	$88	$100	$93	$100	$127	$117	$115

Memo:
Total Provision for Credit Losses	$27	$132	$56	$26	$70	$81	$98	$61	$83

(1)	Represents managed portfolio of indirect prime automobile loans

(2)	Represents managed portfolio of prime home equity line of credit and prime home equity installment loans

(3)	Included in accrued expenses and other liabilities on the consolidated balance sheet

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

NONPERFORMING ASSETS
Commercial	$165	$181	$169	$142	$158	$161	$212	$164	$200
Commercial construction	27	20	28	28	13	12	13	2	4
Commercial real estate	117	114	111	118	110	102	101	89	68
Residential real estate:
National City Mortgage	86	96	100	106	116	108	88	92	124
First Franklin	61	51	50	49	57	53	54	55	55
Altegra/Loan Zone	1	1	1	2	2	1	10	12	41
Other	26	27	23	26	25	26	24	25	13

Total real estate — residential	174	175	174	183	200	188	176	184	233

Total nonperforming portfolio loans	483	490	482	471	481	463	502	439	505
Other real estate owned (OREO):
Commercial	2	5	3	4	3	5	18	4	2
Residential real estate:
National City Mortgage(1)	77	26	28	28	30	32	31	35	31
First Franklin	68	57	51	46	48	42	42	38	39
Altegra/Loan Zone	1	1	1	1	2	5	9	15	20
Other	1	1	1	1	2	2	7	3	—

Total real estate — residential	147	85	81	76	82	81	89	91	90

Other	2	7	8	11	5	3	—	—	—
Total OREO	151	97	92	91	90	89	107	95	92
Mortgage loans held for sale and other	13	9	11	10	7	11	19	10	9

Total Nonperforming Assets	$647	$596	$585	$572	$578	$563	$628	$544	$606

PERCENTAGE OF NONPERFORMING ASSETS BY CATEGORY
Commercial	27%	30%	28%	24%	28%	29%	34%	30%	34%
Commercial construction	4	3	5	5	2	2	2	—	1
Commercial real estate	18	19	19	21	19	18	16	16	11
Residential real estate:
National City Mortgage	13	16	17	18	20	19	15	17	20
First Franklin	9	9	9	9	10	9	8	10	9
Altegra/Loan Zone	—	—	—	—	—	—	2	2	7
Other	4	5	4	5	4	5	3	5	2

Total real estate — residential	26	30	30	32	34	33	28	34	38

Total nonperforming portfolio loans	75	82	82	82	83	82	80	80	84
Other real estate owned (OREO):
Commercial	—	1	1	1	1	1	3	1	—
Residential real estate:
National City Mortgage(1)	12	4	5	5	6	6	5	6	5
First Franklin	11	10	9	8	8	7	7	7	7
Altegra/Loan Zone	—	—	—	—	—	1	1	3	3
Other	—	—	—	—	—	—	1	1	—

Total real estate — residential	23	14	14	13	14	14	14	17	15

Other	—	1	1	2	1	1	—	—	—
Total OREO	23	16	16	16	16	16	17	18	15
Mortgage loans held for sale and other	2	2	2	2	1	2	3	2	1

Total Nonperforming Assets	100%	100%	100%	100%	100%	100%	100%	100%	100%

DISTRESSED LOAN SALES
Distressed loans classified as nonperforming at the end of the previous quarter	—	$13	$7	—	—	—	—	$1	$11
Other	$22	—	—	$9	$8	—	$8	—	15

Total Distressed Loans Sold	$22	$13	$7	$9	$8	—	$8	$1	$26

RATIOS
Nonperforming assets to period-end portfolio loans and other nonperforming assets	.63%	.56%	.54%	.53%	.56%	.56%	.64%	.64%	.76%
Nonperforming assets to period-end total assets	.46	.42	.40	.40	.41	.40	.46	.46	.54
Loan loss allowance to nonperforming portfolio loans	207.14	223.11	230.08	238.64	245.11	256.92	234.48	234.09	200.41
Loan loss allowance to period-end portfolio loans	.98	1.03	1.02	1.05	1.15	1.19	1.21	1.21	1.26
Loan loss allowance (period-end) to annualized net charge-offs	204.29	199.42	336.67	391.50	330.46	290.31	302.46	407.33	305.75

(1)	Effective March 31, 2006, a change in regulatory reporting requirements resulted in a reclassification of residential real estate loans in foreclosure, which are insured by GNMA, to Other Real Estate Owned (OREO).

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial	$35	$36	$61	$51	$59	$44	$51	$39	$26
Commercial construction	2	5	9	10	6	12	16	3	10
Commercial real estate	5	9	37	32	39	29	46	51	35
Residential real estate:
National City Mortgage and other	110	118	122	123	162	168	150	121	131
First Franklin	364	391	307	271	265	295	265	252	235
Altegra/Loan Zone	1	1	2	2	2	3	8	10	50
National Home Equity	—	—	—	—	—	1	—	—	—

Total real estate — residential	475	510	431	396	429	467	423	383	416

Home equity lines of credit	20	23	17	11	10	10	9	7	9
Credit card and other unsecured lines of credit	20	20	23	22	22	21	22	22	22
Other consumer	8	17	14	13	9	13	13	10	10
Mortgage loans held for sale and other	29	16	20	10	19	25	48	35	36

Total Loans 90+ Days Past Due	$594	$636	$612	$545	$593	$621	$628	$550	$564

TEN LARGEST NONPERFORMING ASSETS AS OF MARCH 31, 2006
($ in millions)

			Amount	As a Percentage of Total
Major Industry(1)	Sub-Industry	Portfolio	Outstanding	Nonperforming Assets
Industrial	Air Transportation	Commercial Leases	$44	6.8%
Consumer cyclical	Printing, Publishing & Broadcasting	Commercial	11	1.7%
Consumer cyclical	Hotels, Motels, Inns & Gaming	Non-Residential Real Estate	10	1.5%
Real estate	Residential Real Estate	Commercial Construction	9	1.4%
Real estate	Residential & Non-Residential Real Estate	Non-Residential Real Estate/Residential Real Estate	9	1.4%
Real estate	Construction Products	Commercial	8	1.2%
Real estate	Residential & Non-Residential Real Estate	Non-Residential Real Estate	7	1.1%
Industrial	Air Transportation	Commercial Leases	7	1.1%
Real estate	Residential Real Estate	Residential Real Estate	7	1.1%
Consumer cyclical	Printing, Publishing & Broadcasting	Commercial	7	1.1%

			$119	18.4%

Total nonperforming assets			$647	100.0%

Nonperforming assets as a percentage of period-end loans and other nonperforming assets				.63%

(1)	Based on Standard Industrial Classification System codes
COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF MARCH 31, 2006
($ in millions)

		Percent to	Average Loan	Largest Loan
Major Industry(1)	Balance	Total	Balance Per Obligor	to a Single Obligor
Real estate	$12,485	29%	$1.0	$74
Consumer cyclical	7,880	18%	1.0	110
Consumer noncyclical	5,050	12%	.5	40
Industrial	5,176	12%	1.1	69
Basic materials	3,374	8%	1.6	53
Financial	3,622	8%	1.2	58
Services	1,636	4%	.4	54
Energy and utilities	758	2%	1.1	22
Technology	373	1%	2.5	27
Miscellaneous	3,198	6%	.2	29

Total commercial, commercial real estate and commercial construction	$43,552	100%

(1)	Based on Standard Industrial Classification System codes

Unaudited
National City Corporation
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Average Total Deposits (1)	$54,994	$54,442	$53,817	$53,190	$52,306	$51,783	$52,156	$48,348	$46,468
DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking Average total balance	$3,202	$3,123	$3,221	$3,367	$3,378	$3,251	$3,281	$3,245	$3,124
Number of accounts(3)	1,726	1,737	1,765	1,764	1,753	1,748	1,750	1,660	1,651
Interest Bearing Checking Average total balance	$8,015	$7,929	$7,906	$8,078	$8,065	$8,074	$8,412	$8,167	$8,021
Number of accounts(3)	1,008	969	938	897	856	844	830	750	720
Money Market Savings Average total balance	$13,573	$13,299	$13,535	$13,869	$14,078	$14,124	$14,529	$14,411	$13,947
Number of accounts(3)	836	779	748	710	659	584	541	496	457
Regular savings Average total balance	$1,830	$1,895	$2,012	$2,140	$2,156	$2,161	$2,237	$2,217	$2,096
Number of accounts(3)	607	634	663	696	728	760	796	807	824
Business Deposits:
Average total balance	$8,274	$8,734	$8,496	$8,132	$7,951	$8,154	$7,902	$7,347	$6,662
Number of accounts(3)	390	387	385	382	376	376	371	335	321
Time Deposits:
Average total balance	$20,023	$19,398	$18,595	$17,551	$16,624	$15,961	$15,749	$12,918	$12,581
Number of accounts(3)	1,022	1,005	985	967	930	902	898	805	782

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(4)(6)	8,347	5,881	8,171	5,034	5,344	6,404	8,001	7,356	5,703
Other(5)	3,589	2,923	4,331	4,420	3,966	4,472	5,280	5,075	4,249
Home equity(6) and other lines of credit	14,931	17,037	21,603	22,149	16,994	20,807	24,447	22,752	15,381

Total Consumer Loan Originations	26,867	25,841	34,105	31,603	26,304	31,683	37,728	35,183	25,333

BANK BRANCHES
Traditional	1,195	1,185	1,182	1,179	1,174	1,179	1,161	1,100	1,065
In-store	35	35	35	42	43	43	45	42	42

Total Bank Branches	1,230	1,220	1,217	1,221	1,217	1,222	1,206	1,142	1,107

ATMs	1,949	1,935	1,930	1,933	1,928	1,948	1,931	1,642	1,565

Online Banking Customers	1,359,249	1,276,855	1,224,089	1,135,539	1,062,707	1,014,403	975,392	900,074	850,784

SELECTED LOAN METRICS
Student loans (other consumer)(7)
End of period balances	$1,167	$855	$748	$263	$1,138	$872	$677	$322	$1,142
Average balances	1,118	755	472	913	1,105	713	454	820	1,092
Principal balance of loans sold	112	199	68	992	68	89	70	954	29
Gain on loan sales	—	1	1	11	1	—	1	15	—

National City Card Services (NCCS)
Average balances:
Credit cards	$1,289	$1,095	$1,192	$972	$971	$994	$990	$986	$1,054
Securitized credit cards (8)	1,035	1,240	1,165	1,376	1,450	1,450	1,450	1,450	1,450

Total Average Managed NCCS Credit Cards	$2,324	$2,335	$2,357	$2,348	$2,421	$2,444	$2,440	$2,436	$2,504

(1)	Restated to reflect the reasssignment of certain deposits with the Wholesale Banking line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Represents other secured installment loans. Periods prior to 2006 also included automobile, truck, boat, and recreational vehicle loans.

(6)	See additional home equity portfolio statistics on page 30.

(7)	Includes loans held in portfolio and loans held for sale.

(8)	Securitized credit cards are managed by this C&SBFS business unit. See page 10 for further information on these securitized balances.

Unaudited
National City Corporation
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
ASSETS UNDER ADMINISTRATION

Managed assets:
Value at beginning of period	$65,010	$65,084	$63,288	$63,606	$65,649	$60,322	$59,757	$59,730	$59,708
Acquisitions	—	—	—	—	—	257	3,218	645	—
Estimated change due to market impact	1,984	974	942	1,123	(401)	113	(702)	258	1,034
Other activity, net	(4,325)	(1,048)	854	(1,441)	(1,642)	4,957	(1,951)	(876)	(1,012)

Value at end of period	62,669	65,010	65,084	63,288	63,606	65,649	60,322	59,757	59,730

Non-managed assets:
Value at beginning of period	42,750	42,151	42,239	42,490	43,128	47,327	41,096	52,219	52,139
Acquisitions	—	—	—	—	—	137	6,710	54	—
Divestiture(1)	—	—	—	—	—	—	—	(10,805)	—
Estimated change due to market impact	1,226	452	670	367	(818)	2,917	(450)	82	531
Other activity, net	4,042	147	(758)	(618)	180	(7,253)	(29)	(454)	(451)

Value at end of period	48,018	42,750	42,151	42,239	42,490	43,128	47,327	41,096	52,219

Total assets at end of period	$110,687	$107,760	$107,235	$105,527	$106,096	$108,777	$107,649	$100,853	$111,949

Proprietary mutual fund assets (included above)	$12,198	$12,213	$11,900	$12,254	$12,444	$13,483	$13,446	$14,131	$14,361

Assets under administration represented by:

Type of investment:
Money market and other	$22,500	$23,645	$23,528	$23,451	$24,128	$24,341	$25,472	$21,834	$23,850
Equity	59,684	59,268	58,261	56,959	57,114	59,057	57,004	56,098	56,166
Fixed income	28,503	24,847	25,446	25,117	24,854	25,379	25,173	22,921	31,933

Total	$110,687	$107,760	$107,235	$105,527	$106,096	$108,777	$107,649	$100,853	$111,949

Type of business:
Investment management and personal trust	$57,207	$57,657	$56,715	$55,613	$55,454	$54,074	$52,070	$53,175	$53,385
Corporate trust	14,826	11,994	13,200	12,388	12,958	13,380	7,076	6,833	17,316
Retirement plan services	18,540	18,186	17,649	17,853	17,530	18,459	18,172	18,243	18,215
Charitable and endowment	8,758	8,746	8,580	8,530	8,740	11,318	10,882	11,068	11,203
Other	11,356	11,177	11,091	11,143	11,414	11,546	19,449	11,534	11,830

Total	$110,687	$107,760	$107,235	$105,527	$106,096	$108,777	$107,649	$100,853	$111,949

Percentage of assets under administration represented by:

Type of investment:
Money market and other	20%	22%	22%	22%	23%	23%	24%	22%	21%
Equity	54%	55%	54%	54%	54%	54%	53%	55%	50%
Fixed income	26%	23%	24%	24%	23%	23%	23%	23%	29%

Type of business:
Investment management and personal trust	52%	54%	53%	53%	52%	50%	48%	53%	48%
Corporate trust	13%	11%	12%	12%	12%	12%	7%	7%	15%
Retirement plan services	17%	17%	17%	17%	17%	17%	17%	18%	16%
Charitable and endowment	8%	8%	8%	8%	8%	10%	10%	11%	10%
Other	10%	10%	10%	10%	11%	11%	18%	11%	11%

(1)	Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004

Unaudited
National City Corporation
LOAN SALE AND SERVICING REVENUE
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
LOAN SALE REVENUE BY LOAN TYPE(1)

Commercial real estate	$14	$18	$12	$12	$5	$20	$11	$2	—
Residential real estate:
National City Mortgage (NCM)	59	114	102	155	117	79	80	110	$122
First Franklin	60	70	41	79	74	51	107	138	121
National Home Equity loans (NHE)	—	—	—	—	—	—	—	—	—

Total residential real estate	119	184	143	234	191	130	187	248	243
Other consumer loans:
National Home Equity lines of credit (NHE)	4	18	—	—	—	—	—	—	—
Automobile	3	(29)	—	—	—	—	—	—	9
Credit card	4	1	2	1	2	3	3	3	4
Student	—	1	1	11	1	—	1	15	—

Total Loan Sale Revenue	$144	$193	$158	$258	$199	$153	$202	$268	$256

SERVICING REVENUE BY LOAN TYPE

Commercial real estate	$2	$1	$4	$4	$2	$3	—	—	—
Residential real estate:
National City Mortgage:
Net servicing fees	123	122	122	123	123	121	$122	$115	$120
Servicing asset valuation changes due to time decay and payoffs(2)	(107)	(123)	(132)	(126)	(111)	(128)	(125)	(140)	(100)
Other servicing asset valuation changes, primarily due to market-driven changes in mortgage interest rates	218	230	342	(332)	242	119	(548)	649	(136)
Gains (losses) on derivatives used to hedge servicing assets	(320)	(215)	(299)	489	(172)	(129)	708	(706)	431
Other	—	—	—	—	—	—	—	—	1

Total National City Mortgage	(86)	14	33	154	82	(17)	157	(82)	316
NCHLS (First Franklin portfolio)	13	2	7	4	6	4	3	4	2
National Home Equity	—	—	—	—	—	—	—	—	—
Provident PCFS(3)	—	—	—	—	—	3	5	—	—

Total residential real estate	(73)	16	40	158	88	(10)	165	(78)	318
Other consumer loans	27	15	21	26	24	29	25	26	23

Total Loan Servicing Revenue, net	($44)	$32	$65	$188	$114	$22	$190	($52)	$341

(1)	Excludes gains/losses related to loans held in trading accounts and distressed sales of commercial loans.

(2)	On 1/1/06, National City adopted SFAS 156 and elected fair value as the measurement method for MSRs. Prior to 1/1/06, amortization of MSRs are presented in this line.

(3)	In December 2004, the Provident PCFS business was sold.

Unaudited
National City Corporation
NCM LOAN SALE DATA
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
NCM ORIGINATION AND SALE DATA

PRODUCTION DATA:

Applications (related to loans to be held in portfolio and sold)	$18,302	$16,938	$23,380	$26,724	$24,400	$24,311	$26,411	$25,306	$30,493

Originations:
Retail	$6,195	$7,425	$9,284	$9,032	$7,254	$8,057	$7,735	$9,838	$7,393
Wholesale	3,683	4,626	7,334	6,356	7,720	8,355	7,765	8,890	7,631
Less: loan originations for other units (NHE) and portfolio	(1,137)	(1,283)	(1,538)	(1,671)	(1,227)	(1,343)	(1,381)	(1,452)	(945)

Total originations for sale	$8,741	$10,768	$15,080	$13,717	$13,747	$15,069	$14,119	$17,276	$14,079

Percentage of originations represented by:
Refinances	53%	51%	51%	48%	57%	55%	43%	55%	61%
Government loans	7%	6%	6%	7%	8%	10%	15%	15%	17%
Adjustable-rate loans	35%	32%	26%	39%	38%	33%	38%	32%	25%

Geographic mix of originations (based on $ volume of loans originated for sale):
Current top five states and their percentage to total originations:
California	19%	20%	19%	18%	19%	18%	18%	18%	21%
Virginia	9%	9%	9%	10%	9%	8%	9%	9%	8%
Maryland	8%	9%	9%	9%	9%	9%	8%	8%	7%
Illinois	6%	5%	5%	6%	6%	6%	6%	6%	6%
Florida	5%	—	—	—	—	—	—	—	—
Texas	—	5%	5%	5%	7%	6%	6%	6%	5%

LOAN SALES:
Loans sold servicing retained	$8,236	$10,789	$13,114	$12,329	$13,088	$12,604	$14,042	$16,735	$15,412
Loans sold servicing released	527	608	498	473	418	500	417	312	285

Total Loan Sales	$8,763	$11,397	$13,612	$12,802	$13,506	$13,104	$14,459	$17,047	$15,697

LOAN SALE REVENUE COMPONENTS:
Gain on sale (1)	$81	$109	$94	$123	$112	$128	$120	$201	$198
Estimated effect of delayed delivery(2)	(16)	(20)	(25)	(29)	(37)	(42)	(51)	(61)	(76)
Hedge results(3)	(13)	10	10	45	23	3	10	(57)	26
Disallowed valuation adjustments(4)	(1)	(2)	7	(3)	11	(15)	—	16	(35)
Other (5)	8	17	16	19	8	5	1	11	9

Total Loan Sale Revenue	$59	$114	$102	$155	$117	$79	$80	$110	$122

Gain on sale percentage (equals gain on sale/$ volume of loans sold for period)	.93%	.96%	.69%	.96%	.83%	.98%	.83%	1.18%	1.26%

(1)	Represents fee income, sales gains, and servicing value of loans originated and sold, net of direct origination costs.

(2)	Represents the estimated effect on revenue of delayed delivery of loans to the secondary market (i.e., roll charges), which is offset for the most part by a related increase in interest income due to the loans being held for a longer period of time.

(3)	Represents the results of hedging pipeline, warehouse loans, and anticipated mortgage servicing rights (MSR) for the period beginning with lock commitment and ending with sale settlement.

(4)	Represents timing differences for disallowed warehouse loan valuation changes related to failed SFAS 133 effectiveness test and anticipated MSR valuation changes related to interest rate lock commitments not recorded pursuant to SAB 105.

(5)	Represents GNMA early buyout program revenue and recoveries of prior write-downs on repurchased loans.

Unaudited
National City Corporation
NCM LOAN SERVICING DATA
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
NCM MORTGAGE SERVICING RIGHTS (MSRs)

Periods after adoption of fair value accounting under SFAS 156 (1):
Carrying value at beginning of period	$2,008
Cumulative effect adjustment	26
Additions	90
Time decay(2)	(35)
Payoffs(3)	(72)
Changes in model valuation inputs or assumptions(4)	218

Carrying Value (Fair Value) at End of Period	$2,235

Periods prior to adoption of fair value accounting under SFAS 156 (1) :
Carrying value at beginning of period		$1,778	$1,451	$1,817	$1,597	$1,465	$2,004	$1,320	$1,301
Additions		142	135	111	142	119	130	219	140
Amortization		(123)	(132)	(126)	(111)	(128)	(125)	(140)	(100)
SFAS 133 hedge basis adjustments		229	325	(351)	190	143	(543)	607	(18)
Sales		—	(1)	—	(1)	(2)	(1)	(2)	(3)

Carrying value before valuation allowance at end of period		$2,026	$1,778	$1,451	$1,817	$1,597	$1,465	$2,004	$1,320

Valuation allowance at beginning of period		($19)	($36)	($55)	($107)	($83)	($78)	($120)	($2)
Impairment recoveries (charges)		1	17	19	52	(24)	(5)	42	(118)

Valuation allowance at end of period		($18)	($19)	($36)	($55)	($107)	($83)	($78)	($120)

Net Carrying Value of MSRs at End of Period		$2,008	$1,759	$1,415	$1,762	$1,490	$1,382	$1,926	$1,200

Fair Value at End of Period		$2,034	$1,783	$1,451	$1,806	$1,502	$1,394	$1,955	$1,240

Ratio of carrying value of MSRs to total mortgage loans serviced for third parties	1.39%	1.26%	1.11%	.90%	1.14%	.98%	.92%	1.31%	.83%

Ratio of fair value of MSRs to total mortgage loans serviced for third parties	1.39%	1.27%	1.13%	.92%	1.16%	.99%	.93%	1.33%	.86%

Servicing asset capitalization rate	1.09%	1.32%	1.03%	.90%	1.08%	.94%	.93%	1.31%	.91%

Servicing prepayment rate (annualized)	14%	20%	26%	24%	22%	25%	22%	35%	26%

NCM SERVICING DATA

Rollforward of servicing portfolio (UPB):
Beginning balance	$159,580	$158,039	$156,938	$155,087	$152,367	$150,329	$146,958	$144,598	$141,146
Additions	8,236	10,789	13,114	12,329	13,088	12,604	14,042	16,735	15,412
Payments	(5,764)	(7,907)	(10,616)	(9,382)	(8,801)	(9,680)	(8,200)	(13,174)	(9,753)
Other reductions(5)	(1,069)	(1,341)	(1,397)	(1,096)	(1,567)	(886)	(2,471)	(1,201)	(2,207)

Ending balance	$160,983	$159,580	$158,039	$156,938	$155,087	$152,367	$150,329	$146,958	$144,598

Servicing portfolio composition (UPB):
Conventional	$97,689	$95,819	$94,712	$93,851	$93,449	$93,044	$92,134	$92,398	$91,527
Government	21,070	21,786	23,019	24,095	25,521	26,158	26,804	26,260	26,248
Jumbo and other	42,224	41,975	40,308	38,992	36,117	33,165	31,391	28,300	26,823

Total mortgage loans serviced for third parties	$160,983	$159,580	$158,039	$156,938	$155,087	$152,367	$150,329	$146,958	$144,598

Servicing portfolio metrics:

Number of loans	1,044,182	1,059,418	1,060,862	1,070,096	1,071,996	1,065,670	1,058,130	1,044,181	1,036,235
Average loan size	$154,171	$150,630	$148,972	$146,658	$144,671	$142,978	$142,070	$140,740	$139,542
Weighted-average note rate	5.80%	5.78%	5.76%	5.77%	5.78%	5.80%	5.82%	5.84%	5.93%
Weighted-average servicing fee	29 bps	29 bps	30 bps	30 bps	30 bps	30 bps	31 bps	31 bps	32 bps
Weighted-average age in months	26	24	23	22	20	19	18	17	16
Default rate(6)	2.34%	3.81%	3.44%	3.52%	3.22%	3.94%	3.96%	3.60%	3.15%

(1)	On 1/1/06, National City adopted SFAS 156 and elected fair value as the measurement method for MSRs.

(2)	Represents decrease in MSR value due to the passage of time, including the impact from both regularly scheduled loan principal payments and partial loan paydowns.

(3)	Represents decrease in MSR value associated with loans that paid off during the period.

(4)	Represents MSR value change primarily resulting from market-driven changes in mortgage interest rates.

(5)	Primarily represents foreclosure liquidations, GNMA early buyout sales, bulk servicing sales and loan repurchases.

(6)	Mortgage loans greater than 30 days past due.

Unaudited
National City Corporation
FIRST FRANKLIN LOAN SALE AND SERVICING DATA(1)
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
FIRST FRANKLIN ORIGINATION AND SALE DATA

Production Data:
Applications (related to loans to be held in portfolio and sold)	$9,989	$11,416	$14,213	$14,228	$10,733	$11,311	$12,975	$15,703	$9,998

Originations:
Total First Franklin loan originations	$5,578	$7,110	$8,786	$8,059	$5,605	$6,953	$7,743	$8,782	$5,673
Less: portfolio loan originations	(880)	(1,437)	(1,858)	(3,235)	(1,662)	(2,594)	(2,835)	(3,056)	(1,113)

Total originations for sale	$4,698	$5,673	$6,928	$4,824	$3,943	$4,359	$4,908	$5,726	$4,560

Origination statisitics:
Weighted-average note rate	8.14%	7.77%	7.20%	7.04%	7.00%	6.91%	7.05%	6.66%	6.72%
Weighted-average credit score(2)	652	654	658	656	652	653	653	658	651

Percentage of total originations represented by:
Refinances	34%	33%	28%	31%	38%	35%	32%	34%	34%
Adjustable-rate loans	74%	77%	79%	79%	81%	78%	80%	76%	80%
Interest-only	35%	46%	54%	52%	51%	50%	46%	43%	41%

LOAN SALES:
Loans sold servicing retained	$4,215	$6,621	$5,578	$2,328	$1,876	$1,919	—	—	—
Loans sold servicing released	—	—	—	1,818	2,596	2,277	$5,566	$4,887	$4,433

Total Loan Sales	$4,215	$6,621	$5,578	$4,146	$4,472	$4,196	$5,566	$4,887	$4,433

Total loan sale revenue	60	70	41	79	74	51	107	138	121
Gain on sale percentage(3)	2.09%	2.07%	2.14%	2.79%	2.60%	3.00%	3.39%	4.42%	4.10%

NCHLS (FIRST FRANKLIN) MORTGAGE SERVICING RIGHTS (MSRs)

Periods after adoption of fair value accounting under SFAS 156(4):
Carrying value at beginning of period	$108
Cumulative effect adjustment	—
Additions	30
Time decay(5)	(7)
Payoffs(6)	(5)
Changes in model valuation inputs or assumptions(7)	1

Carrying Value (Fair Value) at End of Period	$127

Periods prior to adoption of fair value accounting under SFAS 156(4):
Carrying value at beginning of period		$79	$40	$25	$15	—
Additions		52	42	17	11	$15
Amortization		(8)	(3)	(2)	(1)	—

Carrying value before valuation allowance at end of period		$123	$79	$40	$25	$15

Valuation allowance at beginning of period		($2)	($1)	—	—	—
Impairment charges		(13)	(1)	($1)	—	—

Valuation allowance at end of period		($15)	($2)	($1)	—	—

Net Carrying Value of MSRs at End of Period		$108	$77	$39	$25	$15

Fair Value at End of Period		$108	$77	$39	$28	$15

NCHLS (FIRST FRANKLIN) SERVICING DATA:
Rollforward of servicing portfolio (UPB):
Beginning balance	$16,909	$10,958	$5,804	$3,722	$1,913	—
Additions	4,215	6,621	5,578	2,328	1,876	$1,919
Payments	(859)	(670)	(424)	(246)	(67)	(6)
Other reductions	(33)	—	—	—	—	—

Ending balance	$20,232	$16,909	$10,958	$5,804	$3,722	$1,913

(1)	First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Represents gross gain on external sales as a percentage of dollar value of loans sold including servicing value, if applicable.

(4)	On 1/1/06, National City adopted SFAS 156 and elected fair value accounting for mortgage servicing rights generated from National City Mortgage and First Franklin loan sales.

(5)	Represents decrease in MSR value due to the passage of time, including the impact from both regularly scheduled loan principal payments and partial loan paydowns.

(6)	Represents decrease in MSR value associated with loans that paid off during the period.

(7)	Represents MSR value change primarily resulting from market-driven changes in mortgage interest rates.

Unaudited
National City Corporation
FIRST FRANKLIN PORTFOLIO STATISTICS(1)
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

PORTFOLIO STATISTICS(2)

Period-end portfolio balance	$18,254	$18,681	$19,490	$18,880	$18,131	$18,260	$18,116	$16,714	$15,627
Average portfolio balance	18,629	18,978	19,614	18,497	18,425	18,393	17,497	16,236	15,376
Weighted-average note rate	7.34%	7.18%	6.97%	6.81%	6.77%	6.76%	6.84%	6.84%	7.06%
Weighted-average loan size	$106,513	$110,417	$116,404	$122,336	$124,384	$126,680	$124,399	$131,240	$126,960
Weighted-average credit score(3)(4)	647	652	652	651	648	648	650	649	648
First-lien weighted-average loan-to-value ratio(5)	77.48%	77.57%	77.66%	77.66%	77.64%	77.78%	77.80%	77.85%	77.84%

By loan purpose:
Purchase	74%	72%	71%	70%	69%	69%	69%	69%	69%
Cash out refinancing	21%	22%	23%	24%	24%	24%	24%	24%	24%
Rate and term refinancing	5%	6%	6%	6%	7%	7%	7%	7%	7%

Percentage of First Franklin portfolio loans represented by:
Owner occupied	97%	96%	96%	96%	96%	96%	96%	96%	96%
Adjustable-rate loans	59%	61%	65%	68%	69%	70%	69%	70%	68%
Interest-only loans	27%	28%	29%	28%	26%	24%	21%	17%	13%
Second lien(6)	21%	18%	15%	11%	10%	9%	10%	7%	8%

Geographic Mix — Top Five States
California	30%	31%	32%	34%	36%	37%	40%	42%	44%
Florida	7%	7%	7%	7%	7%	7%	7%	7%	6%
Texas	6%	6%	5%	5%	5%	5%	4%	4%	4%
Washington	4%	4%	4%	4%	4%	4%	4%	4%	4%
Oregon	4%	4%	4%	4%	4%	4%	4%	4%	4%

Net Charge-offs	$19	$10	$7	$6	$7	$4	$6	$6	$6

Net charge-offs as a percentage of average portfolio loans	.41%	.20%	.14%	.14%	.15%	.10%	.14%	.14%	.16%

Nonperforming assets:
Nonperforming loans	$61	$51	$50	$49	$57	$53	$54	$55	$55
Other real estate owned	64	54	47	44	46	41	42	38	39

Total	$125	$105	$97	$93	$103	$94	$96	$93	$94

Nonperforming assets to total First Franklin portfolio loans and other real estate owned	.68%	.56%	.49%	.49%	.57%	.51%	.53%	.55%	.60%

Loans 90+ days past due	$364	$391	$307	$271	$265	$295	$265	$252	$235

Portfolio delinquency rate	7.40%	8.35%	6.80%	6.18%	5.78%	6.39%	6.53%	6.42%	5.97%

CREDIT RISK PROTECTION
Balance of mortgages included under credit risk transfer agreement (7)	$3,736	$4,041	$4,453	$5,025	—	—	—	—	—
First liens with lender paid mortgage insurance (8)	2,207	1,582	857	—	—	—	—	—	—
Second liens with lender paid mortgage insurance (8)	3,632	3,273	2,724	1,985	$1,661	$1,908	$1,673	$1,073	$1,213

(1)	First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(6)	Second lien positions are not included in the loan-to-value calculations.

(7)	During May 2005, the Corporation executed a credit risk transfer agreement on $5 billion of nonconforming (First Franklin) mortgage loans. In the event that cumulative net credit losses on these loans exceed a defined threshold, the counterparty to this arrangement would bear the risk of additional losses, up to a defined level. The disclosed amount represents the remaining balance of portfolio loans associated with the credit risk transfer agreement.

(8)	Represents the principal balance of first lien and second lien loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans.

Unaudited
National City Corporation
HOME EQUITY SALE AND SERVICING PORTFOLIO DATA
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

NATIONAL HOME EQUITY ORIGINATION DATA
Originations:
Home equity line of credit (HELOC)(1)	$2,649	$2,750	$4,045	$4,369	$3,057	$3,195	$3,249	$3,160	$1,879
Home equity loans (HELOAN)(2)	328	274	331	270	233	191	201	273	192

Originations statistics:
Home equity line of credit (HELOC)
Weighted-average credit score(3)	741	741	742	744	740	739	739	740	737
Utilization rate(4)	48%	49%	52%	55%	56%	59%	60%	59%	58%
Piggyback line percentage(5)	28%	36%	45%	47%	57%	59%	54%	65%	60%

Home equity loans (HELOAN)
Weighted-average credit score(3)	723	727	729	726	727	724	725	727	723
Weighted-average note rate	8.16%	7.86%	7.56%	7.65%	7.18%	7.27%	7.39%	6.84%	6.87%
Piggyback loan percentage(5)	45%	54%	70%	74%	76%	81%	81%	86%	86%

NATIONAL HOME EQUITY SALE DATA
HELOCs sold servicing retained	$1,097	$1,421	—	—	—	—	—	—	—
HELOCs sold servicing released	—	—	—	—	—	—	—	—	—

HELOANs sold servicing retained	—	—	—	—	—	—	—	—	—
HELOANs sold servicing released	—	—	—	—	—	—	—	—	—

Total sales	$1,097	$1,421	—	—	—	—	—	—	—

NATIONAL HOME EQUITY SERVICING DATA
HELOCs serviced for third parties	$2,350	$1,366	—	—	—	—	—	—	—
HELOANs serviced for third parties	—	—	—	—	—	—	—	—	—

Total serviced for third parties	$2,350	$1,366	—	—	—	—	—	—	—

(1)	Represents the total line of credit commitment amount.

(2)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Represents the utilization rate based on the initial draw at closing.

(5)	Percentage of eligible HELOC and HELOAN units closed simultaneously with a first-lien mortgage loan.

Unaudited
National City Corporation
HOME EQUITY PORTFOLIO DATA
($ in millions)

	2006	2005				2004
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

HOME EQUITY LINES OF CREDIT (HELOC) PORTFOLIO
Period-end balances by line of business:
Wholesale Banking	$2	$3	$2	$3	$2	—	$2	$8	$5
Consumer and Small Business Financial Services	8,029	8,160	8,249	8,228	8,010	$7,938	7,723	6,073	5,789
National Consumer Finance — National Home Equity	8,906	12,597	13,713	12,831	11,460	10,415	8,993	7,154	5,672
Asset Management	620	634	641	641	626	634	631	611	601

Total period-end balances HELOCs(2)	$17,557	$21,394	$22,605	$21,703	$20,098	$18,987	$17,349	$13,846	$12,067

Statistics by line of business for significant portfolios:
Consumer and Small Business Financial Services
Weighted-average note rate	7.38%	6.92%	6.47%	6.01%	5.55%	5.14%	4.69%	4.34%	4.34%
Weighted-average credit score(3)(4)	735	737	728	726	724	727	719	723	721
Weighted-average cumulative loan-to-value ratio(5)	71.46%	71.40%	71.28%	70.97%	70.87%	70.97%	72.69%	71.36%	71.22%
Utilization rate	48%	50%	45%	45%	45%	48%	43%	42%	42
Net charge-offs	$9	$9	$5	$4	$4	$2	$3	$3	$3
Loans 90 days past due	11	12	10	7	7	7	8	6	7

National Consumer Finance — National Home Equity
Weighted-average note rate	7.88%	7.30%	6.79%	6.29%	5.79%	5.25%	4.74%	4.31%	4.35%
Weighted-average credit score(3)(4)	731	734	723	724	721	722	723	722	717
Weighted-average cumulative loan-to-value ratio(5)	79.97%	80.33%	80.53%	80.71%	80.84%	80.93%	80.92%	81.03%	81.18%
Utilization rate	52%	53%	55%	56%	57%	57%	56%	53%	53%
Net charge-offs	$9	$6	$3	$2	$1	$1	$1	$1	$1
Loans 90 days past due	8	9	6	3	3	2	1	1	1

HOME EQUITY LOANS (HELOAN) PORTFOLIO(1)
Period-end balances by line of business:
Wholesale Banking	$3	$11	$14	$16	$20	$47	$56	$32	$5
Consumer and Small Business Financial Services	4,513	4,327	4,274	4,063	4,088	4,044	3,959	3,715	3,609
National Consumer Finance — National Home Equity	1,690	2,051	1,888	1,751	1,650	1,528	1,564	1,500	1,414
Asset Management	120	116	107	94	93	97	97	93	91
Parent and Other	6	7	7	8	8	10	10	11	13

Total period-end balances HELOANs(2)	$6,332	$6,512	$6,290	$5,932	$5,859	$5,726	$5,686	$5,351	$5,132

Statistics by line of business for significant portfolios:
Consumer and Small Business Financial Services
Weighted-average note rate	6.59%	6.57%	6.54%	6.57%	6.56%	6.59%	6.63%	6.72%	6.82%
Weighted-average credit score(3)(4)	728	729	719	719	717	716	716	714	713
Weighted-average cumulative loan-to-value ratio(5)	69.84%	70.00%	69.83%	69.60%	69.39%	69.55%	69.78%	69.96%	69.72%
Net charge-offs	$7	$6	$4	$4	$6	$4	$4	$5	$4
Loans 90 days past due	5	8	5	5	5	5	5	4	5

National Consumer Finance — National Home Equity
Weighted-average note rate	7.24%	7.31%	7.21%	7.14%	7.07%	7.04%	7.02%	6.99%	7.07%
Weighted-average credit score(3)(4)	735	735	727	727	726	725	723	722	721
Weighted-average cumulative loan-to-value ratio(5)	89.46%	89.43%	89.50%	89.59%	89.65%	89.65%	89.54%	89.61%	89.55%
Net charge-offs	$1	$1	$1	$1	$1	$1	—	—	—
Loans 90 days past due	—	—	—	—	—	1	—	—	—

(1)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

(2)	Excludes balances from First Franklin and any remaining loans originated by the former Altegra unit. First Franklin portfolio balances and statistics are included in the First Franklin Loan Origination and Portfolio Statistics section on page 28.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006	2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Consumer and Small Business Financial Services

Net interest income (TE)	$493,490	$487,199	$482,075	$476,355	$478,656
Provision for credit losses	27,533	84,226	49,154	59,073	59,398

Net interest income after provision	465,957	402,973	432,921	417,282	419,258
Noninterest income	240,100	255,440	262,714	235,263	202,608
Noninterest expense	416,017	394,731	417,159	402,948	392,201

Income before taxes	290,040	263,682	278,476	249,597	229,665
Income tax expense and TE adjustment	111,791	101,893	107,540	96,687	89,216

Net income	$178,249	$161,789	$170,936	$152,910	$140,449

Unusual items (pretax)
Gain on sale of Madison Bank & Trust	—	—	$16,001	—	—

Total	—	—	$16,001	—	—

Unusual items (after tax)
Gain on sale of Madison Bank & Trust Co.	—	—	$10,401	—	—

Total	—	—	$10,401	—	—

Average assets	$24,287	$23,916	$23,500	$23,675	$23,769
Average equity	2,984	2,967	2,919	2,846	2,824
Average core deposits	54,404	53,832	53,192	52,573	51,692
Average total deposits	54,994	54,442	53,817	53,190	52,306
Return on average assets	2.98%	2.68%	2.89%	2.59%	2.40%
Return on average equity	24.23	21.63	23.24	21.55	20.17
Efficiency ratio	56.69	53.13	56.01	56.62	57.57

Wholesale Banking

Net interest income (TE)	$369,494	$373,677	$365,015	$355,622	$342,080
(Benefit) provision for credit losses	(6,681)	23,771	(16,660)	(15,861)	(19,478)

Net interest income after provision	376,175	349,906	381,675	371,483	361,558
Noninterest income	168,471	171,814	149,255	148,468	128,727
Noninterest expense	216,078	210,833	199,242	207,915	195,368

Income before taxes	328,568	310,887	331,688	312,036	294,917

Income tax expense and TE adjustment	123,781	117,478	125,598	118,096	111,876

Net income	$204,787	$193,409	$206,090	$193,940	$183,041

Unusual items (pretax)
Principal investment gains	$33,825	$24,189	$13,537	$9,107	$10,323
Commercial lease residual recovery	—	—	4,903	—	—

Total	$33,825	$24,189	$18,440	$9,107	$10,323

Unusual items (after tax)
Principal investment gains	$21,986	$15,723	$8,799	$5,919	$6,710
Commercial lease residual recovery	—	—	3,187	—	—

Total	$21,986	$15,723	$11,986	$5,919	$6,710

Average assets	$46,222	$45,755	$44,754	$43,793	$42,083
Average equity	4,155	3,877	3,810	3,826	3,751
Average core deposits	8,219	8,488	8,537	8,544	8,799
Average total deposits	14,507	14,663	13,933	13,767	13,699
Return on average assets	1.80%	1.68%	1.83%	1.78%	1.76%
Return on average equity	19.99	19.79	21.46	20.33	19.79
Efficiency ratio	40.17	38.65	38.74	41.25	41.49

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006	2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

National City Mortgage
Net interest income (TE)	$61,761	$74,607	$90,355	$96,959	$103,129
Provision for credit losses	6,148	4,965	1,552	387	30,531

Net interest income after provision	55,613	69,642	88,803	96,572	72,598
Noninterest income	(2,344)	149,343	162,082	332,031	223,268
Noninterest expense	164,580	186,529	208,878	183,361	180,116

(Loss) income before taxes	(111,311)	32,456	42,007	245,242	115,750
(Loss) income tax (benefit) expense and TE adjustment	(42,088)	12,255	15,866	92,689	30,641

Net (loss) income	($69,223)	$20,201	$26,141	$152,553	$85,109

Average assets	$12,088	$13,934	$14,971	$14,012	$15,203
Average equity	702	658	630	552	651
Average core deposits	3,128	3,924	4,509	4,165	3,752
Average total deposits	3,150	3,973	4,539	4,187	3,797
Return on average assets	(2.32)%	.58%	.69%	4.37%	2.27%
Return on average equity	(40.01)	12.18	16.46	110.91	52.98
Efficiency ratio	276.99	83.29	82.74	42.74	55.18

Unusual items (pretax)
Tax accrual adjustments	—	—	—	—	$13,100

Total	—	—	—	—	$13,100

Unusual items (after tax)
Tax accrual adjustments	—	—	—	—	$13,100

Total	—	—	—	—	$13,100

National Consumer Finance

Net interest income (TE)	$296,663	$301,193	$315,682	$305,766	$309,102
Provision (benefit) for credit losses	9,285	27,801	21,395	(4,558)	7,977

Net interest income after provision	287,378	273,392	294,287	310,324	301,125
Noninterest income	69,280	85,699	50,783	85,111	81,914
Noninterest expense	155,765	146,605	134,240	147,648	122,144

Income before taxes	200,893	212,486	210,830	247,787	260,895
Income tax expense and TE adjustment	75,937	80,319	79,694	93,664	98,619

Net income	$124,956	$132,167	$131,136	$154,123	$162,276

Average assets	$40,430	$42,064	$43,143	$39,113	$37,543
Average equity	1,587	1,573	1,466	1,502	1,682
Average core deposits	327	251	288	156	89
Average total deposits	510	477	390	158	90
Return on average assets	1.25%	1.25%	1.21%	1.58%	1.75%
Return on average equity	31.93	33.34	35.50	41.15	39.12
Efficiency ratio	42.57	37.89	36.63	37.77	31.24

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006	2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

National Consumer Finance Divisional Results:

First Franklin Origination, Sales, and Portfolio(1)
Net interest income (TE)	$185,694	$196,100	$205,827	$200,467	$208,260
Provision (benefit) for credit losses	1,566	11,330	9,033	(8,452)	(1,501)

Net interest income after provision	184,128	184,770	196,794	208,919	209,761
Noninterest income	70,153	72,049	47,998	82,932	79,937
Noninterest expense	119,113	120,564	111,119	115,589	96,989

Income before taxes	135,168	136,255	133,673	176,262	192,709
Income tax expense and TE adjustment	51,093	51,504	50,529	66,628	72,845

Net income	$84,075	$84,751	$83,144	$109,634	$119,864

Average assets	$22,015	$23,192	$24,193	$21,665	$21,673
Average equity	773	774	775	857	1,077
Average core deposits	303	227	259	129	68
Average total deposits	485	452	360	129	68
Return on average assets	1.55%	1.45%	1.36%	2.03%	2.24%
Return on average equity	44.10	43.45	42.62	51.31	45.11
Efficiency ratio	46.56	44.96	43.78	40.79	33.65

National Home Equity

Net interest income (TE)	$86,606	$78,121	$80,722	$78,326	$76,400
Provision for credit losses	3,022	9,111	7,098	3,105	1,296

Net interest income after provision	83,584	69,010	73,624	75,221	75,104
Noninterest income	(1,252)	13,250	2,268	1,728	1,257
Noninterest expense	29,862	18,956	17,427	27,499	21,464

Income before taxes	52,470	63,304	58,465	49,450	54,897
Income tax expense and TE adjustment	19,834	23,929	22,100	18,692	20,751

Net income	$32,636	$39,375	$36,365	$30,758	$34,146

Average assets	$14,725	$15,146	$15,212	$13,960	$12,554
Average equity	489	442	342	309	280
Average core deposits	1	—	1	1	—
Average total deposits	1	—	1	1	—
Return on average assets	.90%	1.03%	.95%	.88%	1.10%
Return on average equity	27.05	35.37	42.14	39.92	49.50
Efficiency ratio	34.99	20.75	21.00	34.35	27.64

Other(2)

Net interest income (TE)	$24,363	$26,972	$29,133	$26,973	$24,442
Provision for credit losses	4,697	7,360	5,264	789	8,182

Net interest income after provision	19,666	19,612	23,869	26,184	16,260
Noninterest income	379	400	517	451	720
Noninterest expense	6,790	7,085	5,694	4,560	3,691

Income before taxes	13,255	12,927	18,692	22,075	13,289
Income tax expense and TE adjustment	5,010	4,886	7,065	8,344	5,023

Net income	$8,245	$8,041	$11,627	$13,731	$8,266

Average assets	$3,690	$3,726	$3,738	$3,488	$3,316
Average equity	325	357	349	336	325
Average core deposits	23	24	28	26	21
Average total deposits	24	25	29	28	22
Return on average assets	.91%	.86%	1.23%	1.58%	1.01%
Return on average equity	10.29	8.93	13.20	16.38	10.32
Efficiency ratio	27.44	25.88	19.20	16.63	14.67

(1)	Includes the Altegra and Loan Zone portfolios

(2)	Includes National City Warehouse Resources and National Recreation Finance

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006	2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Asset Management

Net interest income (TE)	$30,963	$30,376	$29,629	$29,220	$29,067
Provision for credit losses	703	5,353	526	1,196	560

Net interest income after provision	30,260	25,023	29,103	28,024	28,507
Noninterest income	85,182	83,671	84,936	90,782	84,595
Noninterest expense	77,730	86,822	83,910	76,619	79,047

Income before taxes	37,712	21,872	30,129	42,187	34,055
Income tax expense and TE adjustment	14,255	8,267	11,389	15,947	12,873

Net income	$23,457	$13,605	$18,740	$26,240	$21,182

Average assets	$3,625	$3,600	$3,477	$3,356	$3,295
Average equity	448	455	456	453	450
Average core deposits	1,947	1,861	1,807	1,888	1,943
Average total deposits	2,076	2,001	1,941	2,018	2,070
Return on average assets	2.62%	1.50%	2.14%	3.14%	2.61%
Return on average equity	21.25	11.86	16.32	23.23	19.08
Efficiency ratio	66.92	76.13	73.24	63.85	69.55

Parent and Other

Net interest expense (TE)	($ 68,591)	($ 75,104)	($ 75,646)	($ 93,443)	($ 105,097)
Benefit related to credit losses	(9,945)	(14,248)	(515)	(14,410)	(8,541)

Net interest expense after provision	(58,646)	(60,856)	(75,131)	(79,033)	(96,556)
Noninterest income	94,958	31,293	36,653	89,373	78,496
Noninterest expense	112,142	245,580	114,622	162,902	175,890

Loss before taxes	(75,830)	(275,143)	(153,100)	(152,562)	(193,950)
Income tax benefit and TE adjustment	(72,411)	(152,101)	(77,888)	(97,923)	(86,035)

Net loss	($ 3,419)	($ 123,042)	($ 75,212)	($ 54,639)	($ 107,915)

Unusual items (pretax)
Straight-line operating lease rent adjustment	—	—	—	—	($ 28,997)
Severance and related charges	($ 3,706)	($ 49,129)	($ 5,431)	($ 5,138)	(8,215)
Charitable Foundation contribution	—	(29,945)	—	—	—
Tax accrual adjustments	5,855	24,664	(11,259)	—	(15,669)
UAL Guarantee reversal	31,333	—	—	—	—
Gain (loss) on the securitization of automobile receivables	3,464	(28,708)	—	—	—
Auto lease residual recovery	—	—	20,577	1,774	—
Bank stock fund gains (losses)	11,122	2,943	(404)	2,122	8,479

Total	$48,068	($ 80,175)	$3,483	($ 1,242)	($ 44,402)

Unusual items (after tax)
Straight-line operating lease rent adjustment	—	—	—	—	($ 18,848)
Severance and related charges	($ 2,409)	($ 31,934)	($ 3,530)	($ 3,341)	(5,341)
Charitable Foundation contribution	—	(19,464)	—	—	—
Tax accrual adjustments	5,855	24,664	(11,259)	—	(15,669)
UAL Guarantee reversal	20,367	—	—	—	—
Gain (loss) on the securitization of automobile receivables	2,252	(18,661)	—	—	—
Auto lease residual recovery	—	—	13,375	1,153	—
Bank stock fund gains (losses)	7,229	1,914	(263)	1,379	5,511

Total	$33,294	($ 43,481)	($ 1,677)	($ 809)	($ 34,347)

Average assets	$12,744	$13,714	$15,122	$15,724	$16,623
Average core deposits	(46)	(196)	129	402	834
Average total deposits	7,750	8,462	10,139	7,302	9,560

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006	2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Consolidated

Net interest income (TE)	$1,183,780	$1,191,948	$1,207,110	$1,170,479	$1,156,937
Provision for credit losses	27,043	131,868	55,452	25,827	70,447

Net interest income after provision	1,156,737	1,060,080	1,151,658	1,144,652	1,086,490
Noninterest income	655,647	777,260	746,423	981,028	799,608
Noninterest expense	1,142,312	1,271,100	1,158,051	1,181,393	1,144,766

Income before taxes	670,072	566,240	740,030	944,287	741,332
Income tax expense and TE adjustment	211,265	168,111	262,199	319,160	257,190

Net income	$458,807	$398,129	$477,831	$625,127	$484,142

Unusual items (pretax)
Auto lease residual recovery	—	—	$20,577	$1,774	—
Gain (loss) on the securitization of automobile receivables	$3,464	$(28,708)	—	—	—
Commercial lease residual recovery	—	—	4,903	—	—
Principal investment gains	33,825	24,189	13,537	9,107	$10,323
UAL Guarantee reversal	31,333	—	—	—	—
Straight-line operating lease rent adjustment	—	—	—	—	(28,997)
Severance and related charges, net	(3,706)	(49,129)	(5,431)	(5,138)	(8,215)
Gain on sale of Madison Bank & Trust	—	—	16,001	—	—
Charitable Foundation contribution	—	(29,945)	—	—	—
Tax accrual adjustments	5,855	24,664	(11,259)	—	(2,569)
Bank stock fund gains (losses)	11,122	2,943	(404)	2,122	8,479

Total	$81,893	$(55,986)	$37,924	$7,865	$(20,979)

Unusual items (after tax)
Auto lease residual recovery	—	—	$13,375	$1,153	—
Gain (loss) on the securitization of automobile receivables	$2,252	$(18,661)	—	—	—
Commercial lease residual recovery	—	—	3,187	—	—
Principal investment gains	21,986	15,723	8,799	5,919	$6,710
UAL Guarantee reversal	20,367	—	—	—	—
Straight-line operating lease rent adjustment	—	—	—	—	(18,848)
Severance and related charges, net	(2,409)	(31,934)	(3,530)	(3,341)	(5,341)
Gain on sale of Madison Bank & Trust Co.	—	—	10,401	—	—
Charitable Foundation contribution	—	(19,464)	—	—	—
Tax accrual adjustments	5,855	24,664	(11,259)	—	(2,569)
Bank stock fund gains (losses)	7,229	1,914	(263)	1,379	5,511

Total	$55,280	$(27,758)	$20,710	$5,110	$(14,537)

Average assets	$139,396	$142,983	$144,967	$139,673	$138,516
Average equity	12,468	12,549	12,980	12,752	12,779
Average core deposits	67,979	68,160	68,462	67,728	67,109
Average total deposits	82,987	84,018	84,759	80,622	81,522
Return on average assets	1.33%	1.10%	1.31%	1.80%	1.42%
Return on average total equity	14.92	12.59	14.61	19.66	15.37
Efficiency ratio	62.50	64.85	59.25	55.03	58.94

Unaudited
National City Corporation
Monthly Financial Trends
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005
ASSETS
Available for sale securities, at cost	$7,635	$7,744	$7,779	$7,796	$7,698	$7,478	$7,409	$7,447	$7,493	$7,582	$7,749	$7,907	$8,021

Portfolio loans:
Commercial	$27,644	$27,447	$27,355	$27,437	$27,586	$27,326	$27,437	$27,375	$27,467	$27,542	$27,226	$26,686	$26,042
Commercial construction	3,410	3,456	3,414	3,340	3,295	3,202	3,077	3,058	3,112	3,056	2,996	2,944	2,904
Commercial real estate	11,922	11,964	12,175	12,254	12,064	12,138	12,036	12,142	12,027	11,758	11,727	11,863	11,906
Residential real estate	32,890	33,118	32,774	32,672	32,809	32,882	33,459	33,872	33,278	32,096	31,585	31,329	30,920
Home equity lines of credit	20,524	20,932	21,477	21,435	21,345	22,630	22,450	22,180	21,861	21,491	21,024	20,331	19,813
Credit card and other unsecured lines of credit	2,484	2,505	2,555	2,519	2,436	2,453	2,421	2,409	2,369	2,303	2,295	2,312	2,315
Other consumer	6,050	6,057	5,978	5,678	5,771	7,990	7,934	7,704	7,504	7,615	8,232	8,307	8,290

Total portfolio loans	$104,924	$105,479	$105,728	$105,335	$105,306	$108,621	$108,814	$108,740	$107,618	$105,861	$105,085	$103,772	$102,190

Loans held for sale or securitization:
Commercial	$13	$11	$11	$14	$33	$27	$17	$25	$12	$9	$20	$9	$9
Commercial real estate	136	47	73	121	174	72	49	66	136	197	295	345	397
Residential real estate:
National City Mortgage	5,220	5,327	6,014	6,784	7,069	7,442	8,271	8,334	8,277	7,360	7,536	8,194	8,238
First Franklin	2,278	2,061	2,603	2,642	2,920	3,408	3,314	2,688	2,665	2,488	1,682	1,997	2,491
National Home Equity	258	124	—	—	—	—	—	—	—	—	—	—	—
Provident PCFS	—	—	—	—	—	—	—	—	—	—	—	—	2

Total residential real estate loans held for sale	7,756	7,512	8,617	9,426	9,989	10,850	11,585	11,022	10,942	9,848	9,218	10,191	10,731
Automobile loans	—	—	—	—	2,178	—	—	—	—	—	—	—	—
Credit card loans	398	425	425	415	207	—	—	426	420	214	—	—	—
Home equity lines of credit	407	613	—	—	—	47	—	—	—	—	—	—	—
Student loans	4	4	4	4	3	4	8	6	2	—	—	—	—

Total loans held for sale or securitization	$8,714	$8,612	$9,130	$9,980	$12,584	$11,000	$11,659	$11,545	$11,512	$10,268	$9,533	$10,545	$11,137

LIABILITIES
Deposits:
Noninterest bearing	$16,830	$16,607	$16,844	$17,606	$17,809	$17,844	$18,336	$18,905	$18,865	$18,483	$17,949	$18,885	$18,475
NOW and money market accounts	28,603	28,201	28,282	28,401	28,115	27,963	28,046	28,237	28,409	28,522	28,571	29,093	29,345
Savings accounts	2,098	2,089	2,128	2,172	2,185	2,211	2,250	2,303	2,356	2,402	2,418	2,456	2,478
Consumer time	20,959	20,684	20,574	20,370	20,115	19,688	19,567	19,332	18,770	18,479	18,126	17,819	17,459

Core deposits	68,490	67,581	67,828	68,549	68,224	67,706	68,199	68,777	68,400	67,886	67,064	68,253	67,757
Other	6,453	6,553	6,612	6,863	6,753	7,253	7,352	7,105	6,612	6,190	5,156	5,053	4,908
Foreign	6,771	8,976	9,709	7,729	9,479	9,510	8,680	9,612	9,523	7,569	7,861	6,851	7,714

Total deposits	$81,714	$83,110	$84,149	$83,141	$84,456	$84,469	$84,231	$85,494	$84,535	$81,645	$80,081	$80,157	$80,379

Federal funds borrowed and security repurchase agreements	$5,684	$5,891	$6,988	$7,541	$8,986	$7,953	$7,645	$8,200	$8,072	$6,353	$5,902	$5,981	$6,839
Borrowed funds	1,968	2,635	1,981	3,059	2,401	3,124	3,585	1,514	1,318	2,232	2,523	2,820	1,563
Long-term debt	33,128	31,374	30,622	31,452	31,394	32,501	33,105	33,094	33,311	33,663	34,938	34,470	33,435

Memo:
Noninterest bearing mortgage escrow principal and interest (P&I) balances	$1,756	$1,890	$1,871	$2,408	$2,530	$2,680	$2,955	$3,194	$3,022	$2,815	$2,599	$2,928	$2,781
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances	1,611	1,297	1,247	1,348	1,459	1,569	1,536	1,524	1,519	1,467	1,394	1,358	1,293
Noninterest bearing mortgage escrow replacement reserve (NRR) balances	122	122	125	122	122	121	118	122	123	119	114	114	99
Interest bearing mortgage escrow replacement reserve (IRR) balances	133	135	140	139	134	134	132	152	129	147	124	139	132
Interest bearing home equity line of credit (HELOC) custodial balances	29	19	16	20	18	—	—	—	—	—	—	—	—

Noninterest bearing deposits excluding P&I, T&I, and NRR balances	13,341	13,298	13,601	13,728	13,698	13,474	13,727	14,065	14,201	14,082	13,842	14,485	14,302

Core deposits excluding P&I, T&I, NRR, IRR, and HELOC custodial balances	64,839	64,118	64,429	64,512	63,961	63,202	63,458	63,785	63,607	63,338	62,833	63,714	63,452

Unaudited
National City Corporation
Monthly Financial Trends
CAPITALIZATION (Period End)
(In millions, except per share data)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005
COMMON STOCK ROLLFORWARD
Beginning balance	610.3	613.8	615.0	615.0	619.3	628.9	634.8	637.6	636.7	636.4	636.7	637.8	640.1
Shares issued under stock award plans	.9	1.3	.9	.5	.4	.1	.4	.7	1.4	.9	.6	.4	.6
Shares issued for PRIDES conversions	—	—	—	—	—	—	—	.4	—	1.2	.2	.8	2.1
Shares repurchased under repurchase authorizations	(1.0)	(4.4)	(2.1)	(.4)	(4.6)	(9.7)	(6.3)	(3.9)	—	(1.4)	(1.1)	(2.2)	(5.0)
Shares exchanged for stock award plans	(.2)	(.4)	—	(.1)	(.1)	—	—	(.1)	(.5)	(.4)	—	—	(.1)
Other	—	—	—	—	—	—	—	.1	—	—	—	(.1)	.1

Ending Balance	610.0	610.3	613.8	615.0	615.0	619.3	628.9	634.8	637.6	636.7	636.4	636.7	637.8

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	1.0	4.4	2.1	.4	4.6	9.7	6.3	3.9	—	1.4	1.1	2.2	5.0
Average price per share of repurchased common shares	$34.62	$34.05	$33.96	$33.78	$32.70	$32.64	$34.79	$36.12	—	$33.85	$33.94	$33.55	$34.75
Total cost	$35.8	$149.6	$70.7	$14.0	$150.4	$315.5	$216.2	$142.4	—	$49.0	$36.4	$73.8	$173.2
Common shares remaining under authorization	26.1	27.1	31.5	33.6	34.0	38.6	8.3	14.6	18.5	18.5	19.9	21.0	23.2
Shares outstanding:
Average basic	609.6	610.9	615.1	615.1	615.7	623.8	633.0	637.3	637.2	636.8	636.4	637.4	638.4
Average diluted	617.7	618.6	622.7	622.8	622.8	630.4	641.6	646.5	645.9	644.0	644.1	644.2	646.5
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005
Line of business staff:
Consumer and Small Business Financial Services	12,488	12,418	12,437	12,315	12,274	12,359	12,700	12,916	12,917	12,980	12,848	12,783	12,822
Wholesale Banking	2,377	2,373	2,409	2,415	2,425	2,416	2,415	2,415	2,402	2,388	2,342	2,334	2,350
National City Mortgage	7,305	7,345	7,352	7,673	7,703	7,749	7,831	7,929	7,956	7,956	7,939	7,936	7,970
National Consumer Finance
First Franklin Financial Corporation	2,406	2,432	2,412	2,571	2,676	2,681	2,716	2,733	2,696	2,598	2,483	2,429	2,392
National City Home Loan Services	518	510	517	510	510	447	442	437	413	398	372	347	341
National Home Equity	484	488	494	503	504	507	514	526	517	497	480	460	448
Other(2)	133	133	134	138	146	147	149	150	148	144	147	147	132

Total National Consumer Finance	3,541	3,563	3,557	3,722	3,836	3,782	3,821	3,846	3,774	3,637	3,482	3,383	3,313
Asset Management	1,520	1,511	1,502	1,506	1,526	1,519	1,518	1,538	1,551	1,568	1,529	1,518	1,524
Corporate support staff(3)	6,617	6,596	6,602	6,639	6,706	6,763	6,848	6,931	6,998	6,964	6,874	6,916	7,129

Total Employees	33,848	33,806	33,859	34,270	34,470	34,588	35,133	35,575	35,598	35,493	35,014	34,870	35,108

(1)	Represents period-end, active, full-time equivalent employees

(2)	Includes National City Warehouse Resources and National Recreation Finance

(3)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

Unaudited
National City Corporation
Monthly Financial Trends
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005
Average Total Deposits(1)	$55,514	$54,758	$54,686	$54,951	$54,463	$53,912	$53,909	$53,893	$53,651	$53,437	$53,065	$53,072	$52,722
DEPOSIT ACCOUNT METRICS(1) (2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,251	$3,210	$3,147	$3,135	$3,096	$3,136	$3,187	$3,191	$3,284	$3,265	$3,339	$3,498	$3,431
Number of accounts(3)	1,726	1,733	1,737	1,737	1,747	1,759	1,765	1,770	1,762	1,764	1,753	1,754	1,753

Interest Bearing Checking
Average total balance	$8,097	$7,928	$8,010	$8,035	$7,900	$7,852	$7,869	$7,888	$7,961	$7,999	$8,019	$8,217	$8,095
Number of accounts(3)	1,008	991	979	969	961	947	938	922	909	897	884	868	856

Money Market Savings
Average total balance	$13,682	$13,555	$13,480	$13,376	$13,261	$13,259	$13,349	$13,538	$13,711	$13,769	$13,897	$13,940	$14,082
Number of accounts(3)	836	815	794	779	768	757	748	739	728	710	691	675	659

Regular savings
Average total balance	$1,833	$1,815	$1,839	$1,864	$1,896	$1,924	$1,956	$2,011	$2,066	$2,114	$2,143	$2,163	$2,171
Number of accounts(3)	607	616	624	634	642	652	663	673	686	696	707	717	728

Business Deposits:
Average total balance	$8,304	$8,191	$8,319	$8,775	$8,774	$8,655	$8,584	$8,501	$8,405	$8,356	$8,079	$7,961	$7,994
Number of accounts(3)	390	388	387	387	387	386	385	383	383	382	379	377	376

Time Deposits:
Average total balance	$20,258	$19,979	$19,827	$19,692	$19,475	$19,031	$18,916	$18,710	$18,168	$17,881	$17,531	$17,243	$16,894
Number of accounts(3)	1,022	1,013	1,007	1,005	1,004	996	985	990	976	967	960	947	930

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(4)	2,702	3,853	1,792	1,854	1,879	2,148	1,939	3,556	2,676	2,020	1,675	1,339	2,216
Other(5)	1,570	1,022	997	879	969	1,075	1,253	1,673	1,405	1,616	1,527	1,277	1,258
Home equity and other lines of credit	6,193	4,581	4,157	5,044	5,527	6,466	7,326	7,016	7,261	7,667	6,840	7,642	7,361

Total consumer loan originations	10,465	9,456	6,946	7,777	8,375	9,689	10,518	12,245	11,342	11,303	10,042	10,258	10,835

BANK BRANCHES AND OTHER
Total bank branches	1,230	1,230	1,227	1,220	1,220	1,221	1,217	1,216	1,220	1,221	1,221	1,222	1,217
ATMs	1,949	1,945	1,938	1,935	1,934	1,933	1,930	1,933	1,931	1,933	1,931	1,938	1,928
Online banking customers	1,359,249	1,328,120	1,298,121	1,276,855	1,261,859	1,242,613	1,224,089	1,197,112	1,163,100	1,135,539	1,106,901	1,085,084	1,062,707

(1)	Restated to reflect the reassignement of certain deposits with the Wholesale Banking line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Represents other secured installment loans. Periods prior to 2006 also included automobile, truck, boat, and recreational vehicle loans.

Unaudited
National City Corporation
Monthly Financial Trends
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$66,748	$66,047	$65,010	$64,290	$63,914	$65,084	$64,831	$64,298	$63,288	$63,235	$62,480	$63,606	$65,047
Estimated change due to market impact	939	6	1,039	316	1,146	(488)	243	(122)	821	228	960	(65)	(591)
Other activity, net	(5,018)	695	(2)	404	(770)	(682)	10	655	189	(175)	(205)	(1,061)	(850)

Value at end of period	62,669	66,748	66,047	65,010	64,290	63,914	65,084	64,831	64,298	63,288	63,235	62,480	63,606

Non-managed assets:
Value at beginning of period	43,340	43,487	42,750	42,229	41,546	42,151	42,439	43,020	42,239	42,383	41,991	42,490	43,311
Estimated change due to market impact	306	(14)	934	269	896	(713)	(299)	(159)	1,128	(24)	738	(347)	(604)
Other activity, net	4,372	(133)	(197)	252	(213)	108	11	(422)	(347)	(120)	(346)	(152)	(217)

Value at end of period	48,018	43,340	43,487	42,750	42,229	41,546	42,151	42,439	43,020	42,239	42,383	41,991	42,490

Total assets at end of period	$110,687	$110,088	$109,534	$107,760	$106,519	$105,460	$107,235	$107,270	$107,318	$105,527	$105,618	$104,471	$106,096

Proprietary mutual fund assets (included above)	$12,198	$12,078	$12,040	$12,213	$11,567	$11,653	$11,900	$11,953	$11,936	$12,254	$12,084	$12,058	$12,444
MORTGAGE BANKING STATISTICS
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005

PRODUCTION DATA
Applications:(1)
National City Mortgage (NCM)	$7,137	$5,517	$5,648	$4,579	$6,029	$6,330	$7,244	$8,023	$8,113	$9,956	$8,349	$8,419	$8,346
First Franklin	3,633	3,233	3,124	3,605	3,711	4,100	4,737	4,811	4,665	5,813	4,814	3,601	4,420

Total Applications	$10,770	$8,750	$8,772	$8,184	$9,740	$10,430	$11,981	$12,834	$12,778	$15,769	$13,163	$12,020	$12,766

Percentage of NCM applications represented by refinances	47%	49%	53%	53%	50%	53%	55%	52%	52%	56%	49%	45%	47%

Originations:
NCM Retail	$2,398	$1,994	$1,803	$2,253	$2,462	$2,710	$2,828	$3,378	$3,078	$3,346	$2,993	$2,693	$2,874
NCM Wholesale	1,438	1,138	1,107	1,444	1,392	1,790	2,118	2,705	2,511	2,370	1,962	2,024	2,784
Less: portfolio loan originations(2)	(430)	(373)	(334)	(395)	(423)	(465)	(460)	(584)	(494)	(583)	(566)	(522)	(496)

Total NCM originations for sale	3,406	2,759	2,576	3,302	3,431	4,035	4,486	5,499	5,095	5,133	4,389	4,195	5,162

Total First Franklin loan originations	2,036	1,777	1,765	2,327	2,203	2,580	2,764	3,005	3,017	3,430	2,479	2,150	2,335
Less: portfolio loan originations	(222)	(199)	(459)	(223)	(654)	(560)	(295)	(319)	(1,244)	(1,388)	(992)	(855)	(846)

Total First Franklin originations for sale	1,814	1,578	1,306	2,104	1,549	2,020	2,469	2,686	1,773	2,042	1,487	1,295	1,489

Total Loans Originated For Sale	$5,220	$4,337	$3,882	$5,406	$4,980	$6,055	$6,955	$8,185	$6,868	$7,175	$5,876	$5,490	$6,651

Percentage of NCM originations represented by refinances	50%	55%	55%	48%	51%	54%	51%	53%	51%	47%	47%	49%	57%
Percentage of First Franklin originations represented by refinances	31%	34%	36%	32%	33%	33%	27%	29%	28%	28%	31%	34%	36%

LOAN SALES
NCM loans sold servicing retained	$2,198	$3,028	$3,010	$3,347	$2,863	$4,579	$4,558	$4,382	$4,174	$4,065	$3,813	$4,451	$3,999
NCM loans sold servicing released	258	161	108	202	242	164	177	159	162	163	183	127	130

Total NCM loan sales	2,456	3,189	3,118	3,549	3,105	4,743	4,735	4,541	4,336	4,228	3,996	4,578	4,129

First Franklin loans sold servicing retained	1,192	1,400	1,623	2,071	1,530	3,020	3,219	415	1,944	1,481	—	847	1,080
First Franklin loans sold servicing released	—	—	—	—	—	—	—	—	—	—	1,259	559	1,455

Total First Franklin loan sales	1,192	1,400	1,623	2,071	1,530	3,020	3,219	415	1,944	1,481	1,259	1,406	2,535

Total Mortgage Loan Sales	$3,648	$4,589	$4,741	$5,620	$4,635	$7,763	$7,954	$4,956	$6,280	$5,709	$5,255	$5,984	$6,664

SERVICING DATA
NCM mortgage loans serviced for third parties	$160,983	$161,380	$160,441	$159,580	$159,040	$159,230	$158,039	$157,067	$157,159	$156,938	$157,082	$156,646	$155,087
First Franklin mortgage loans serviced for third parties	20,232	19,391	18,266	16,909	15,105	13,799	10,958	7,895	7,633	5,804	4,437	4,506	3,722

Total Mortgage Loans Serviced for Third Parties	$181,215	$180,771	$178,707	$176,489	$174,145	$173,029	$168,997	$164,962	$164,792	$162,742	$161,519	$161,152	$158,809

(1)	Includes loans originated for sale and to be held in portfolio

(2)	Primarily represents home equity loans originated for the National Home Equity business unit

Unaudited
National City Corporation
Monthly Financial Trends
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005

PRODUCTION DATA

Originations:
Total First Franklin originations	$2,036	$1,777	$1,765	$2,327	$2,203	$2,580	$2,764	$3,005	$3,017	$3,430	$2,479	$2,150	$2,335
Weighted-average note rate	8.19%	8.14%	8.10%	8.00%	7.83%	7.52%	7.37%	7.25%	6.99%	6.96%	7.07%	7.13%	6.97%
Weighted-average credit score(2)	654	651	652	655	652	654	657	658	659	658	655	654	654

Sales:
Total sales of First Franklin loans to third parties	$1,192	$1,400	$1,623	$2,071	$1,530	$3,020	$3,219	$415	$1,944	$1,481	$1,259	$1,406	$2,535
Total loan sale revenue	26	23	11	29	18	23	7	14	20	30	24	25	52

PORTFOLIO STATISTICS(3)
Period-end portfolio balance	$18,254	$18,693	$18,774	$18,681	$18,801	$19,046	$19,490	$19,947	$19,560	$18,880	$18,621	$18,344	$18,131
Weighted-average note rate	7.34%	7.29%	7.25%	7.18%	7.12%	7.04%	6.97%	6.89%	6.85%	6.81%	6.79%	6.77%	6.77%
Weighted-average loan size	$106,513	$108,389	$109,371	$110,417	$111,752	$113,700	$116,404	$119,340	$120,756	$122,336	$123,469	$124,351	$124,384
Weighted-average credit score(2)(4)	647	647	646	652	652	652	652	652	651	651	651	650	648
First-lien weighted-average loan-to-value ratio(5)	77.48%	77.55%	77.57%	77.57%	77.58%	77.60%	77.66%	77.71%	77.69%	77.66%	77.64%	77.65%	77.64%

(1)	First Franklin loans are nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	These loans are retained in the residential real estate portfolio.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.